     As Filed with the Securities and Exchange Commission on February 12, 1999


                                                      Registration Nos. 33-88568
                                                                        811-8948
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             ---------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]

                          Pre-Effective Amendment No.                      [_]


                        Post-Effective Amendment No. 7                     [X]

                                    and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]


                                Amendment No. 9                            [X]

                       (Check appropriate box or boxes)

                              SEFTON FUNDS TRUST
              (Exact name of Registrant as specified in charter)

                               3435 Stelzer Road
                             Columbus, Ohio  43219
            (Address of Principal Executive Offices with Zip Code)

                             ---------------------

      Registrant's Telephone Number, including Area Code: (800) 524-2276

                             ---------------------


                            Ellen Stoutamire, Esq.

                              BISYS Fund Services
                               3435 Stelzer Road
                             Columbus, Ohio  43219
                    (Name and Address of Agent for Service)

                             ---------------------

                                with a copy to:
                            Steven R. Howard, Esq.

                   Paul, Weiss, Rifkind, Wharton & Garrison
                          1285 Avenue of the Americas
                        New York, New York  10019-6064



It is proposed that this filing will become effective:


     _____    immediately upon filing pursuant to paragraph (b)

     _____    on (date) pursuant to paragraph (b)

     _____    on (date) pursuant to paragraph (a)(i)


       X
     _____    75 days after filing pursuant to paragraph (a)(ii)

     _____    on (date) pursuant to paragraph (a)(ii) of rule 485

     _____    60 days after filing pursuant to paragraph (a)(i)

If appropriate, check the following box:

     _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                               SEFTON FUNDS TRUST
                             CROSS REFERENCE SHEET
                            Pursuant to Rule 495(a)
                        under the Securities Act of 1933

                              U.S. GOVERNMENT FUND
                            CALIFORNIA TAX-FREE FUND

                           LARGE COMPANY VALUE FUND
                               EQUITY VALUE FUND
                            SMALL COMPANY VALUE FUND

N-1A Item No.                                    Location
-------------                                    --------



Part A                                           Prospectus Caption
------                                           ------------------
Item 1.  Front and Back Cover Pages............  Front Cover; Back Cover

Item 2.  Risk/Return Summary: Investments,
         Risks and Performance.................  Risk/Return Summary and Fund Expenses

Item 3.  Risk/Return Summary: Fee Table........  Risk/Return Summary and Fund Expenses

Item 4.  Investment Objectives, Principal
         Investment Strategies, and Related
         Risks.................................  Investment Objectives, Strategies and Risks

Item 5.  Management's Discussion of Fund
         Performance...........................  Risk/Return Summary and Fund Expenses

Item 6.  Management Organization, and
         Capital Structure.....................  Fund Management

Item 7.  Shareholder Information...............  Shareholder Information

Item 7f. Separate Disclosure Document..........  Owner's Manual

Item 8.  Distribution Arrangements.............  None

Item 9.  Financial Highlights Information......  Financial Highlights



                                                 Statement of Additional
                                                 -----------------------
Part B                                           Information Caption
------                                           -------------------
Item 10. Cover Page and Table of Contents......  Cover Page; Table of Contents

Item 11. Fund History..........................  Not Applicable

Item 12. Description of the Fund and its
         Investment Risks......................  Investment Policies; Investment
                                                 Restrictions

Item 13. Management of the Fund................  Management

Item 14. Control Persons and Principal Holders
         of Securities.........................  Other Information

Item 15. Investment Advisory and Other
         Services..............................  Management; Custodian and
                                                 Transfer Agent; Independent
                                                 Accountants

Item 16. Brokerage Allocation and Other
         Practices.............................  Portfolio Transactions

Item 17. Capital Stock and Other Securities....  Other Information

Item 18. Purchase, Redemption and Pricing of
         Shares................................  Shareholder Information (Part A);
                                                 Owner's Manual (Part A);
                                                 Determination of Net Asset Value;
                                                 Additional Purchase and Redemption
                                                 Information

Item 19. Taxation of the Fund..................  Taxation

Item 20. Underwriters..........................  Management

Item 21. Calculation of Performance Data.......  Yield and Performance
                                                 Information

Item 22. Financial Statements..................  Financial Statements


Part C
------

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

Cover Page
--------------------------------------------------------------------------------

SEFTON FUNDS                                                          Prospectus
================================================================================







                                                        April 30, 1999




                                                        U.S. Government Fund

                                                        California Tax-Free Fund

                                                        Large Company Value Fund

                                                        Equity Value Fund

                                                        Small Company Value Fund


Questions?
Call 1-800-524-2276
or your investment representative.



                                                        The Securities and
                                                        Exchange Commission has
                                                        not approved the shares
                                                        described in this
                                                        Prospectus or determined
                                                        whether this Prospectus
No Sales Charges                                        is accurate or complete.
No Redemption Fees                                      Any representation to
No 12b-1 Fees                                           the contrary is a
                                                        criminal offense.

================================================================================

Table of Contents
================================================================================

                     Risk/Return Summary and Fund Expenses
--------------------------------------------------------------------------------

Carefully review this           3 Summary of Principal Risks
important section, which      4-5 U.S. Government Fund
summarizes each Fund's        6-8 California Tax-Free Fund
investments, risks, past        9 Large Company Value Fund
performance and fees.       10-11 Equity Value Fund

                            12-13 Small Company Value Fund
                            14-15 Fund Expenses

                     Investment Objectives, Strategies and Risks
--------------------------------------------------------------------------------
Review this section for        16 U.S. Government Fund
specific information on        17 California Tax-Free Fund
each Fund's investment         18 Large Company Value Fund
objectives, strategies and     19 Equity Value Fund
risks.                         20 Small Company Value Fund
                               21 Other Considerations

                     Fund Management
--------------------------------------------------------------------------------
Review this section for        22 The Investment Adviser
details on the people and      22 Portfolio Managers
organizations who oversee      23 The Administrator and Distributor
the Funds.                  23-24 Year 2000

                     Shareholder Information
--------------------------------------------------------------------------------
Review this section and the    25 Pricing of Fund Shares
accompanying Owner's           25 Purchasing, Selling and Exchanging Your Shares
Manual for details on how      26 Service Organizations
shares are valued, how to      26 Other Shareholder Services
purchase, sell and exchange 26-27 Dividends, Distributions and Taxes shares, related charges and payments of dividends and distributions.

                     Financial Highlights
--------------------------------------------------------------------------------
                               28

                     Back Cover
--------------------------------------------------------------------------------
                               29 Where to learn more about the Sefton Funds

RISK/RETURN SUMMARY AND FUND EXPENSES
================================================================================


The following is a summary of certain key information about the Sefton Funds. The Risk/Return Summary and Fund Expenses describe each Fund's objectives, principal investment strategies, principal investment risks and certain performance information under "Risk/Return Summary" and the Funds' expenses under "Fund Expenses." Detailed descriptions of the Funds can be found by referring to pages 16-21 in the Prospectus. Please be sure to read the more complete descriptions of the Funds following this summary BEFORE you invest. The Funds are managed by Sefton Capital Management (SCM or the Adviser).


Summary of Principal Risks
--------------------------

This summary describes certain kinds of risks that apply to one or more of the Funds. These risks are:

   . Market Risk. This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short or longer-term periods.

   . Interest Rate Risk. This is the risk that changes in interest rates will affect the value of a Fund's investments in income-producing or fixed-income or debt securities. Increases in interest rates may cause the value of a Fund's investments to decline.

   . Prepayment Risk. The Fund's investments in mortgage-related securities are subject to the risk that the principal amount of the underlying mortgage may be repaid prior to the security's maturity date. Prepayment exposes the Fund to the risk of lower return upon subsequent reinvestment of the principal.

   . Credit Risk. This is the risk that the issuer of a security will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations.

   . Foreign Risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Changes in currency rates are an additional risk of investments in foreign securities.

 Other important things for you to note:

   .    You may lose money by investing in the Funds.

   . An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Risk/Return Summary of the U.S. Government Fund

Investment Objectives                  The U.S. Government Fund seeks to provide
                                       investors with as high a level of current income as is consistent with preservation of capital.

Principal Investment Strategies        The Fund invests at least 65% of its
                                       total assets in securities issued or
                                       guaranteed by the U.S. Government and
                                       agency obligations [and in related
                                       repurchase agreements]. The Fund is an
                                       intermediate-term bond fund and expects
                                       that its investments in U.S. Government
                                       and agency obligations will have an
                                       average weighted maturity of 5 to 10
                                       years.

                                       The Fund also may invest in:
                                       --  certificates of deposit, bankers'
                                           acceptances, and commercial paper
                                           rated in the two highest categories;
                                       --  investment grade corporate debt
                                           securities;
                                       --  investment grade mortgage and asset-
                                           backed securities; and
                                       --  similar securities of foreign
                                           issuers.

Principal Investment Risks             The principal risks of investing in the
                                       Fund are interest rate risk, prepayment
                                       risk and credit risk. In addition, the
                                       Fund is not "diversified," meaning that
                                       it can invest in a relatively small
                                       number of issuers. Factors adversely
                                       affecting these issuers could have a more significant effect on the Fund's net asset value.

Who may want to invest?                Consider investing in the Fund if you
                                       are:

                                       [_] seeking to add a monthly income
                                           component to your portfolio
                                       [_] seeking higher potential returns than
                                           provided by money market funds
                                       [_] willing to accept the risks of price
                                           and dividend fluctuations
                                       [_] wanting to add stability and
                                           diversification to a portfolio
                                           invested primarily in stocks

                                       This Fund will not be appropriate for
                                       anyone:

                                       [_] investing emergency reserves
                                       [_] seeking a stable share price

Risk/Return Summary of the U.S. Government Fund

The bar chart and table on this page show how the U.S. Government Fund has performed and how its performance has varied from year to year. The bar chart shows changes in the Fund's yearly performance over the last three years to demonstrate that the Fund's value varied at different times. The table below the bar chart compares the Fund's performance over time to that of the Morningstar U.S. Government Bond General Average, an average of funds that pursue income by investing in a combination of mortgage-backed securities, treasuries and agency securities and Lehman Brothers Intermediate Government/Corporate Bond Fund, an unmanaged index representative of the performance of intermediate bond market as a whole.


Past performance does not indicate how the Fund will perform in the future. Both charts assume reinvestment of dividends and distributions. Fund performance in both charts reflects the impact of fee waivers; without fee waivers the Fund's returns would have been lower.


                        Performance Bar Chart and Table

                    Year-by-Year Total Returns as of 12/31

                            1996     1997     1998
                            ----     ----     ----
                            1.73%    8.41%    7.42%


--------------------------------------------------------------------------------
            Best quarter:    Q 4  1995      4.44%

            Worst quarter:   Q 1  1996     -2.59%
--------------------------------------------------------------------------------




   Average Annual Total Returns (for the periods ending December 31, 1998)*

                                       Fund         Past Year    Since Inception
                                       Inception
                                       -----------------------------------------
U.S. Government Fund                   4/3/95       7.42%        7.82%
                                       -----------------------------------------

Morningstar U.S. Government Bond                    7.36%        7.53%
General Average

Lehman Brothers Intermediate           3/30/95      8.42%        8.21%
Government/Corporate Bond Index
--------------------------------------------------------------------------------

* For current performance information, including the Fund's 30-day yield, call 1-800-524-2276.

Risk/Return Summary of the California Tax-Free Fund


Investment Objectives                  The California Tax-Free Fund seeks to
                                       provide investors with as high a level of current income exempt from both Federal and California personal income taxes as is consistent with preservation of capital.


Principal Investment Strategies        The Fund primarily invests in municipal
                                       securities issued by California and its
                                       local governments (California municipal
                                       securities). The Fund expects that the
                                       average weighted maturity of its
                                       investments will be 10 or more years. The
                                       Fund invests in investment grade
                                       municipal securities.

                                       The Fund normally will invest at least:
                                       --  65% of its total assets in California
                                           municipal securities; and
                                       --  80% of its net assets in federally
                                           tax-exempt securities paying interest
                                           that is not subject to the Federal
                                           Alternative Minimum Tax or AMT.

Principal Investment Risks             The principal risks of investing in the
                                       Fund are interest rate risk and credit
                                       risk. Because the Fund invests in
                                       municipal securities, it has the risk
                                       that special factors may adversely affect the value of municipal securities, such as political or legislative changes or uncertainties related to the tax status of municipal securities. Since the Fund invests primarily in California municipal securities, factors adversely affecting that state, such as economic or political conditions, could have a more significant effect on the Fund's investments. In addition, the Fund is not "diversified," meaning that it can invest in a relatively small number of issuers.
                                       Factors affecting these issuers could
                                       have a more significant adverse effect on the Fund's net asset value.

Who may want to invest?                Consider investing in the Fund if you are
                                       an individual:


                                       [_] seeking to reduce or eliminate taxes
                                           on investment income
                                       [_] seeking regular monthly tax-free
                                           dividends
                                       [_] seeking to balance more aggressive
                                           investments, such as common stocks

                                       This Fund will not be appropriate for
                                       anyone:
                                       [_] investing through a tax-exempt
                                           retirement plan
                                       [_] pursuing an aggressive high growth
                                           investment strategy
                                       [_] seeking a stable share price
                                       [_] investing emergency reserves

Risk/Return Summary of the California Tax-Free Fund

The bar chart and table on this page show how the California Tax-Free Fund has performed and how its performance has varied from year to year. The bar chart shows changes in the Fund's yearly performance over the last three years to demonstrate that the Fund's value varied at different times. The table below the bar chart compares the Fund's performance over time to that of the Morningstar California Municipal Bond Fund Average, an average of funds investing at least 80% of assets in California municipal debt over the past three years and Lehman Brothers 10 Year Municipal Bond Index, an unmanaged index representative of performance for the long-term, investment-grade tax-exempt bond market as a whole.


Past performance does not indicate how the Fund will perform in the future. Both charts assume reinvestment of dividends and distributions. Fund performance in both charts reflects the impact of fee waivers; without fee waivers the Fund's returns would have been lower.


                        Performance Bar Chart and Table

                    Year-by-Year Total Returns as of 12/31

                            1996     1997     1998
                            ----     ----     ----
                            4.58%    8.45%    6.11%


--------------------------------------------------------------------------------
            Best quarter:    Q 4  1995        4.77%

            Worst quarter:   Q 1  1996       -1.48%
--------------------------------------------------------------------------------



   Average Annual Total Returns (for the periods ending December 31, 1998)*

                                       Fund         Past Year    Since Inception
                                       Inception
                                       -----------------------------------------
California Tax-Free Fund               4/3/95       6.11%        7.30%
                                       -----------------------------------------

Morningstar California Municipal                    5.61%        7.20%
Bond Fund Average

Lehman Brothers 10 Year Municipal      3/30/95      6.76%        8.03%
Bond Index
--------------------------------------------------------------------------------

* For current performance information, including the Fund's 30-day yield and tax equivalent yield, call 1-800-524-2276.

Risk/Return Summary of the Large Company Value Fund

Investment Objective                   The Large Company Value Fund seeks to
                                       provide investors with long-term capital appreciation.

Principal Investment Strategies        The Fund invests primarily in common
                                       stocks of domestic companies. The Fund
                                       may invest in well-established, blue-chip companies with market capitalizations exceeding $20 billion at the time of purchase.


Principal Investment Risk              The principal risk of investing in the
                                       Fund is market risk.


Who may want to invest?                Consider investing in the Fund if you
                                       are:

                                       [_] investing for long-term goals, such
                                           as retirement
                                       [_] seeking to add a growth component to
                                           your portfolio

                                       [_] seeking capital appreciation and are
                                           not willing to accept the higher
                                           volatility associated with investing
                                           in small or mid-capitalization stocks

                                       This Fund will not be appropriate for
                                       anyone seeking:

                                       [_] safety of principal

                                       [_] a short-term investment or investing
                                           emergency reserves

                                       [_] regular income

Performance Information                This is a new Fund for which performance
                                       information is not yet available.

                                       The NAV of the Fund will fluctuate with
                                       market conditions.

Risk/Return Summary of the Equity Value Fund


Investment Objective                   The Equity Value Fund seeks to provide
                                       investors with long-term capital
                                       appreciation.

Principal Investment Strategies        The Fund invests primarily in common
                                       stocks of both domestic and foreign mid-sized companies which the Adviser believes are undervalued by the market.
                                       The Fund may also invest in large and
                                       small capitalization companies with
                                       market capitalizations exceeding $50
                                       million at the time of purchase.

Principal Investment Risks             The principal risks of investing in the
                                       Fund are market risk and foreign risk. In addition, because the Fund invests primarily in mid-sized companies, its returns may vary, sometimes significantly, from those of the popular, market capitalization weighted indexes.

Who may want to invest?                Consider investing in the Fund if you
                                       are:

                                       [_] investing for long-term goals, such
                                           as retirement
                                       [_] seeking to add a growth component to
                                           your portfolio
                                       [_] willing to accept the higher risks
                                           associated with investing in smaller,
                                           mid-capitalization stocks

                                       This Fund will not be appropriate for
                                       anyone seeking:

                                       [_] safety of principal

                                       [_] a short-term investment or investing
                                           emergency reserves

                                       [_] regular income

Risk/Return Summary of the Equity Value Fund


The bar chart and table on this page show how the Equity Value Fund has performed and how its performance has varied from year to year. The bar chart shows changes in the Fund's yearly performance over the last three years to demonstrate that the Fund's value varied at different times. The table below the bar chart compares the Fund's performance over time to that of the Morningstar Growth Fund Average, an average of funds pursuing capital appreciation by investing primarily in equity securities, and the Standard and Poor's 500 Index, a widely recognized, unmanaged index based on the market capitalization weighted average performance of 500 widely held common stocks.

Past performance does not indicate how the Fund will perform in the future. Both charts assume reinvestment of dividends and distributions.


                        Performance Bar Chart and Table

                    Year-by-Year Total Returns as of 12/31

                            1996     1997     1998
                            ----     ----     ----
                           30.70%   25.26%   -9.40%


--------------------------------------------------------------------------------
            Best quarter:    Q 2  1997        12.60%

            Worst quarter:   Q 3  1998       -15.73%
--------------------------------------------------------------------------------


    Average Annual Total Returns (for the periods ending December 31, 1998)

                                       Fund         Past Year    Since Inception
                                       Inception
                                       -----------------------------------------
Equity Value Fund                      4/3/95       -9.40%       15.60%
                                       -----------------------------------------

Morningstar Growth Fund Average                     18.72%       23.07%

Standard and Poor's 500 Index          3/30/95      28.58%       29.59%
--------------------------------------------------------------------------------

Risk/Return Summary of the Small Company Value Fund

Investment Objective                   The Small Company Value Fund seeks to
                                       provide investors with long-term capital appreciation.

Principal Investment Strategies        The Fund invests primarily in equity
                                       securities of both foreign and domestic
                                       small capitalization companies. When
                                       selecting stocks for inclusion in the
                                       Fund, the Adviser will select exclusively from a universe of companies with market capitalizations of $1 billion or less, that the Adviser considers to be relatively undervalued. The Fund normally invests at least 65% of its total assets in common stocks, preferred stocks, and convertible securities of small capitalization companies.

Principal Investment Risks             The principal risks of investing in the
                                       Fund are market risk and foreign risk. In addition, because the Fund invests in small capitalization companies, its returns may vary, sometimes significantly, from those of the overall market.

Who may want to invest?                Consider investing in the Fund if you
                                       are:

                                       [_] investing for long-term goals, such
                                           as retirement
                                       [_] seeking to add a growth component to
                                           your portfolio
                                       [_] willing to accept the higher risks
                                           associated with investing in small
                                           capitalization stocks in return for
                                           higher potential returns

                                       This Fund will not be appropriate for
                                       anyone seeking:

                                       [_] stability of principal
                                       [_] a short-term investment or emergency
                                           reserves
                                       [_] regular income

Risk/Return Summary of the Small Company Value Fund

The bar chart and table on this page show how the Small Company Value Fund has performed during its first full calendar year. The table below the bar chart compares the Fund's performance for the year and since inception to that of the Morningstar Small Company Fund Average, an average of funds seeking capital appreciation by investing primarily in stocks of companies with market capitalizations of less than $1 billion, and the Russell 2000 Small Company Index, a widely recognized, unmanaged index of small capitalization stocks.


Past performance does not indicate how the Fund will perform in the future. Both charts assume reinvestment of dividends and distributions. Fund performance in both charts reflects the impact of fee waivers; without fee waivers the Fund's returns would have been lower.


                        Performance Bar Chart and table

                    Year-by-Year Total Returns as of 12/31

                                     1998
                                     ----
                                   -15.69%

--------------------------------------------------------------------------------
            Best quarter:    Q3  1997        10.32%

            Worst quarter:   Q3  1998       -21.34%
--------------------------------------------------------------------------------


    Average Annual Total Returns' (for the period ending December 31, 1998)

                                       Fund         Past Year    Since Inception
                                       Inception
                                       -----------------------------------------
Small Company Value Fund               6/30/97     -15.69%       -6.75%
                                       -----------------------------------------

Morningstar Small Company                            0.11%        7.36%
Fund Average

Russell 2000 Small Company                          -2.55%        5.40%
Index                                  6/30/97
--------------------------------------------------------------------------------

Fund Expenses
-------------

Fees and Expenses
-----------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price. Each Fund's fees and expenses are based upon the Fund's actual operating expenses for the fiscal year ended December 31, 1998.

The Funds' Adviser has voluntarily agreed to waive a portion of its fee with respect to certain Funds. The voluntary fee waiver will cause a Fund's return to be higher than it would otherwise be without the fee waiver. (See the footnotes to the Fee Table below.)


                                                Fee Table
                                                ---------
                                                         Large                 Small
Shareholder                    U.S.      California     Company   Equity      Company
Transaction Expenses        Government    Tax-Free       Value    Value        Value
                               Fund         Fund         Fund      Fund        Fund
Maximum Sales Load
Imposed on Purchases           None          None         None        None      None

Maximum Sales Load
Imposed on Reinvested
Dividends                      None          None         None        None      None

Maximum Deferred
Sales Load                     None          None         None        None      None

Redemption Fees                None          None         None        None      None

Exchanges Fees                 None          None         None        None      None

Annual Fund
Operating Expense
(as a percentage of
average net assets)

Management fees/1/             .60%          .60%         1.00%       1.00%     1.25%

(12b-1) fees                   None          None         None         None      None

Other expenses/2/              .44%          .44%         .59%/3/      .39%      .50%

Total Fund
Operating  Expenses/1/        1.04%         1.04%        1.59%/3/     1.39%     1.75%

Fee Waiver/Expense
Reimbursment/1/                .04%          .04%         .59%         .39%      .75

Net Expenses/1/               1.00%         1.00%         1.00%/3/    1.00%     1.00%


--------

1 Management Fees, and if necessary fund expenses, are currently being waived and/or reimbursed by the Adviser with respect to certain Funds to the extent necessary to limit total Fund operating expenses to the amounts shown. These fee waivers are in effect through December 31, 1999.
2 Certain Service Organizations may receive fees from a Fund in amounts up to an annual rate of 0.25% of the daily net asset value of the Fund shares owned by the shareholders with whom the Service Organization has a servicing relationship.
3 Other Expenses and Total Fund Operating Expenses of the Large Company Value Fund are estimated for the current fiscal year.

Fund Expenses
-------------

Expense Example

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

   .     $10,000 investment
   .     5% annual return
   .     redemption at the end of each period
   . no changes in the Fund's net expenses for 1 year and total fund operating expenses for the remaining years shown

Because this example is hypothetical and for comparison only, your actual costs will be different.

                    U.S.       California                      Equity
                 Government     Tax-Free     Large Company      Value     Small Company
                    Fund          Fund        Value Fund        Fund        Value Fund
                    ----          ----        ----------        ----        ----------
---------------------------------------------------------------------------------------
1 Year            $              $              $              $             $
---------------------------------------------------------------------------------------
3 Years           $              $              $              $             $
---------------------------------------------------------------------------------------
5 Years           $              $              $              $             $
---------------------------------------------------------------------------------------
10 Years          $              $              $              $             $
---------------------------------------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
================================================================================

This section of the Prospectus provides a more complete description of the Funds' principal investment objectives, strategies, and risks. Of course, there can be no assurance that the Funds will achieve their investment objectives. Additional descriptions of the Funds' risks, strategies, and investments, as well as other strategies and investments not described below, may be found in the Funds' Statement of Additional Information or SAI.


                             U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

                             Ticker Symbol: SGVTX

Investment Objectives and Principal Investment Strategies
---------------------------------------------------------

The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital. The Fund normally invests at least 65% of its total assets in U.S. Government and agency obligations. The Fund is an intermediate-term bond fund and expects that its investments in U.S. Government and agency obligations will have an average weighted maturity of 5 to 10 years.

The Fund's Adviser selects debt securities for investment based on the credit and risk tolerances established for the Fund. The Fund may also purchase commercial paper rated in one of the two highest rating categories by nationally recognized statistical rating organizations ("NRSRO"), corporate debt securities rated in one of the four highest rating categories by an NRSRO, mortgage and asset-backed securities rated in one of the four highest rating categories by an NRSRO, and other debt instruments which are of equivalent quality.

The Fund also may invest in securities of foreign issuers including corporate debt securities, floating rate and variable rate debt, forward commitments and when-issued securities, market-auction preferred stock, certificates of deposit and bankers' acceptances issued by foreign banks, and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

Principal Risks
---------------

The principal risks of investing in the Fund are interest rate, prepayment risk and credit risk through its investments in U.S. Government securities, corporate fixed-income securities, and mortgage-related securities. Increases in interest rates may cause the value of the Fund's investments to decline. Interest rate risk is greater for the Fund's investments in mortgage-related securities because when interest rates rise, the maturities of these type of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns as the Fund must reinvest its assets in debt securities with lower interest rates. Prepayment risk is the risk that the principal amount of the underlying mortgage of the Fund's mortgage related security may be repaid prior to the security's maturity date. Such repayments are common when interest rates decline. When such a repayment occurs, no additional interest will be paid on the investment. Prepayment exposes the Fund to lower return upon subsequent reinvestment of the principal.


                           CALIFORNIA TAX-FREE FUND
--------------------------------------------------------------------------------

                             Ticker Symbol: SCALX

Investment Objectives and Principal Investment Strategies
---------------------------------------------------------

The Fund's investment objective is to provide investors with as high a level of current income, exempt from both Federal and California personal income taxes, as is consistent with preservation of capital. The Fund normally invests at least 80% of its net assets in tax-exempt securities paying interest that is not subject to the Federal alternative minimum tax. The Fund invests at least 65% of its total assets in California municipal securities. Normally, the Fund invests all of its assets in California municipal securities and Federal tax-exempt securities, but may invest in U.S. Government securities and related repurchase agreements.

The Fund expects that its investments will have a weighted average stated maturity of 10 or more years. The Fund invests in municipal securities that present acceptable credit risks in the judgment of the Adviser and that, at the time of purchase, are rated investment grade or, if unrated, of equivalent quality. The Fund may purchase California municipal securities rated BBB, SP-2 or better by Standard & Poor's ("S&P") or Baa, MIG-2 or better by Moody's Investors Service ("Moody's"), commercial paper rated in one of the two highest rating categories by an NRSRO or, if unrated, are of equivalent quality. The Fund also may invest up to 15% of its portfolio in unrated securities.

For temporary defensive purposes, including times when municipal securities may not be available in the marketplace, the Adviser may determine that a temporary defensive position is warranted and may invest more than 20% of the Fund's net assets in securities that are subject to Federal income tax, California personal income tax, or both. The Fund limits these investments to U.S. Government or agency obligations, and related repurchase agreements. The Fund's Adviser may continue to hold securities which have been downgraded to below investment grade.

Principal Risks
---------------

The principal risks of investing in the Fund are interest rate risk and credit risk. Increases in interest rates may cause the value of the Fund's investments to decline. Because the Fund invests in municipal securities, it has the risk that special factors may adversely affect the value of municipal securities, such as political or legislative changes or uncertainties related to the tax status of municipal securities. Since the Fund invests primarily in California municipal securities, factors affecting that state, such as economic or political conditions, could have a more significant adverse effect on the Fund's investments. In addition, the Fund is not "diversified," meaning that it can invest in a relatively small number of issuers. Factors affecting these issuers could have a more significant adverse effect on the Fund's net asset value.

                           LARGE COMPANY VALUE FUND
--------------------------------------------------------------------------------

                             Ticker Symbol: SLRGX

Investment Objective and Principal Investment Strategies
--------------------------------------------------------

The Fund's investment objective is long-term capital appreciation. The Fund invests primarily in common stocks of domestic, large capitalization companies. When selecting stocks for inclusion in the Fund, the Adviser will select from the universe of well-established, domestic, blue-chip companies with market capitalizations exceeding $20 billion at the time of purchase. Income generation is a secondary consideration for the Fund. The Fund may, however, purchase dividend paying stocks of particular issuers when the issuer's dividend record may, in the Adviser's option, have a favorable influence on the market value of the securities.

The Fund normally invests at least 65% of its total assets in common stocks or convertible securities of blue-chip companies with market capitalizations exceeding $20 billion at time of purchase.

The Fund's Adviser selects companies for investment using both quantitative and qualitative analysis to identify those issuers that exhibit one or more of the following criteria: below-average valuation multiples; improving financial strength; and a catalyst which will allow the stock to reach what the Adviser believes to be the stock's intrinsic value, generally within a year.

The Fund also may invest in:
   .     preferred stocks;
   .     common stock of real estate investment trusts; and
   .     warrants and rights.


Principal Risk
--------------


The principal risk of investing in the Fund is market risk.



The Fund's investments in REIT's may have additional risks related to the real estate market. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increase in interest rates, or declining in rental rates. In addition, REIT's are dependent on the capability of their managers, may have limited diversification, and could be significantly, affected by changes in tax laws.

                               EQUITY VALUE FUND
--------------------------------------------------------------------------------

                             Ticker Symbol: SEQVX

Investment Objective and Principal Investment Strategies
--------------------------------------------------------

The Fund's investment objective is long-term capital appreciation. The Fund invests primarily in common stocks of both domestic and foreign mid-sized companies. The Fund may also invest in large, well-established companies and smaller companies with market capitalizations exceeding $50 million at the time of purchase. Income generation is a secondary consideration for the Fund. The Fund, however, may purchase dividend paying stocks of particular issuers when the issuer's dividend record may, in the Adviser's opinion, have a favorable influence on the market value of the securities.

The Fund normally invests at least 65% of its total assets in common stocks or convertible securities of mid-sized companies.

The Fund's Adviser selects companies for investment using both quantitative and qualitative analysis to identify those issuers that exhibit one or more of the following criteria: below-average valuation multiples; improving financial strength; and a catalyst which will allow the stock to reach what the Adviser believes to be the stock's intrinsic value, generally within a year.

The Fund also may invest in other equity securities including:

   .     preferred stocks;
   .     common stock of real estate investment trusts;
   .     high grade securities convertible into common stocks; and
   .     warrants and rights.

Principal Risks
---------------

The principal risks of investing in the Fund are market risk and foreign risk. The Fund's investments in small capitalization companies have more risk because they tend to be more volatile than the overall stock market. These companies may have limited markets and financial resources, smaller product lines, and less experienced management. In addition, the securities of these companies may have more limited marketability and be subject to greater changes in prices than larger companies.

The Fund's investments in foreign securities have additional risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes changes in currency rates, nationalization, political changes, and diplomatic developments that could adversely affect the Fund's investments.

The Fund's investments in REITs may have additional risks related to the real estate market. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or decline in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

                           SMALL COMPANY VALUE FUND
--------------------------------------------------------------------------------

                             Ticker Symbol: SSVLX

Investment Objective and Principal Investment Strategies
--------------------------------------------------------

The Fund's investment objective is long-term capital appreciation. The Fund invests primarily in equity securities of both foreign and domestic small capitalization companies. When selecting stocks for inclusion in the Fund, the Adviser will select exclusively from a universe of companies with market capitalizations of $1 billion or less, that the Adviser considers to be relatively undervalued. Current income is a secondary consideration in selecting portfolio investments. The Fund normally invests at least 65% of its total assets in common stocks, preferred stocks, and convertible securities.

The Adviser seeks to select small capitalization companies for investment using both quantitative and qualitative analysis to identify those issuers that, in the Adviser's opinion, exhibit one or more of the following criteria: below-average valuation multiples; improving financial strength; and a catalyst which will allow the stock to reach what the Adviser believes to be the stock's intrinsic value, generally within a year.

The Fund also may invest in:
   .     preferred stocks;

   .     common stock of real estate investment trusts;
   .     warrants and rights; and
   .     money market securities.


Principal Risks
---------------

The principal risks of investing in the Fund are market risk and foreign risk. The Fund's investments in small capitalization companies have more risk because they tend to be more volatile than the overall stock market. These companies may have limited markets and financial resources, smaller product lines, and less experienced management. In addition, the securities of these companies may have more limited marketability and be subject to greater changes in prices than larger companies.

The Fund's investments in foreign securities have additional risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes changes in currency rates, nationalization, political changes, and diplomatic developments that could adversely affect the Fund's investments.

The Fund's investments in REITs may have additional risks related to the real estate market. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or decline in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.


OTHER CONSIDERATIONS
--------------------

Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section of this Prospectus. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which are taxable when distributed to shareholders.

Temporary Defensive Positions. In order to meet liquidity needs or for temporary defensive purposes, each Fund may invest up to 100% of its assets in fixed income securities, money market securities, certificates of deposit, bankers' acceptances, commercial paper or in equity securities which in the Adviser's opinion are more conservative than the types of securities that the Fund typically invests in. To the extent the Funds are engaged in temporary or defensive investments, a Fund will not be pursuing its investment objective.

FUND MANAGEMENT
================================================================================

THE INVESTMENT ADVISER
----------------------


         Sefton Capital Management, (SCM or the Adviser), 2550 Fifth Avenue, Suite 808, San Diego, California, 92103 is the adviser for the Funds. SCM, founded in 1994, manages more than $500,000,000 in assets. Through its portfolio management team, SCM makes the day-to-day investment decisions and continuously reviews, supervises and administers the Funds' investment programs.


For these advisory services, the Funds paid SCM fees at the rates shown below during their fiscal year ended December 31, 1998:

--------------------------------------------------------------------------------
                                                                Percentage of
                                                              average net assets
                                                                as of 12/31/98
--------------------------------------------------------------------------------
U.S. Government Fund                                                .50%/1/
--------------------------------------------------------------------------------
California Tax-Free Fund                                            .45%/1/
--------------------------------------------------------------------------------
Large Company Value Fund                                            .87%/2/
--------------------------------------------------------------------------------
Equity Value Fund                                                   1.00%
--------------------------------------------------------------------------------
Small Company Value Fund                                            1.05%/1/
--------------------------------------------------------------------------------


/1/ SCM waived a portion of its contractual fees with the Funds except the Large Company Value Fund and the Equity Value Fund for the most recent fiscal year. Contractual fees (without waivers) are: U.S. Government Fund, .60%; California Tax-Free Fund, .60%; Large Company Value Fund, 1.00% and Small Company Value Fund, 1.25%.

/2/ The Large Company Value Fund commenced operations on _______, 1999. This Fund pays SCM a contractual advisory fee equal to 1.00% of its average net assets.

PORTFOLIO MANAGERS
------------------

         SCM has several portfolio managers committed to the day-to-day management of the Funds. Harley K. Sefton, President and CEO of SCM, is responsible for the day-to-day management of the Funds. Mr. Sefton started SCM in August 1994. Prior to SCM, he was President of First Interstate Capital Management, Inc. and San Diego Financial Capital Management, Inc. (a wholly-owned subsidiary of San Diego Trust Savings Bank). Prior to that, from 1992 until 1994, he was Vice Chairman and Division Manager for San Diego Trust and Savings Bank. Ted J. Piorkowski is the primary manager for the U.S. Government Fund and the California Tax-Free Fund. Mr. Piorkowski is a Chartered Financial Analyst who has been managing fixed income portfolios since 1988. From March 1994 through May 1994 he managed portfolios for First Interstate Capital Management, Inc. From 1988 through 1994 he managed portfolios for San Diego Financial Capital Management, Inc. Leif O. Sanchez is the co-manager for the Equity Value Fund, the Small Company Value Fund and the Large Company Value Fund. Mr. Sanchez is a Chartered Financial Analyst who has been managing portfolios since 1985. From March 1994 through January 1995 he managed portfolios for First Interstate Capital Management, Inc. From 1985 through 1994 he managed portfolios for San Diego Financial Capital Management, Inc. Thomas C. Bowden is the co-manager for the Equity Value Fund, the Small Company Value Fund and the Large Company Value Fund. Mr. Bowden is a Chartered Financial Analyst who has been managing portfolios since 1986. From March 1994 through January 1995 he managed portfolios for First Interstate Capital Management, Inc. From 1986 through 1994 he managed portfolios for San Diego Financial Capital Management, Inc.

The Statement of Additional Information or SAI has more detailed information about the Adviser and other service providers.

THE ADMINISTRATOR AND DISTRIBUTOR
---------------------------------


         BISYS Fund Services Limited Partnership ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Fund's administrator. Administrative services performed by BISYS include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

BISYS also serves as the distributor of the Funds' shares. BISYS may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.


YEAR 2000
---------

         Like other funds and business organizations around the world, the Funds could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information for the year 2000 and beyond. In addition, Year 2000 issues may adversely affect companies in which the Funds invest where, for example, such companies incur substantial costs to address Year 2000 issues or suffer losses caused by the failure to adequately or timely do so.

         The Funds have been assured that the Adviser and other service providers (i.e., Administrator, Transfer Agent, Fund Accounting Agent, Custodian and Distributor) have developed and are implementing clearly defined and documented plans intended to minimize risks to services critical to the Funds' operations associated with Year 2000 issues. Internal efforts include a commitment to dedicate adequate staff and funding to identify and remedy Year 2000 issues, and specific actions such as inventorying software systems, determining inventory items that may not function properly after December 31, 1999, reprogramming or replacing such systems, and retesting for Year 2000 readiness. The Funds' Adviser and service providers are likewise seeking assurances from their respective vendors and suppliers that such entities are addressing any Year 2000 issues, and each provider intends to engage, where appropriate, in private and industry or "streetwide" interface testing of systems for Year 2000 readiness.

         In the event that any systems upon which the Funds are dependent are not Year 2000 ready by December 31, 1999, administrative errors and account maintenance failures would likely occur. While the ultimate costs or consequences of incomplete or untimely resolution of Year 2000 issues by the Adviser or the Funds' service providers cannot be accurately assessed at this time, the Funds currently have no reason to believe that the Year 2000 plans of the Adviser and other service providers will not be completed by December 31, 1999, or that the anticipated costs associated with full implementation of their plans will have a material adverse impact on either their business operations or financial condition or those of the Funds. The Funds and the Adviser will continue to closely monitor developments relating to this issue, including development by the Adviser and other service providers of contingency plans for providing back-up computer services in the event of a systems failure or the inability of any provider to achieve Year 2000 readiness. Separately, the Adviser will monitor potential investment risk related to Year 2000 issues.

SHAREHOLDER INFORMATION
================================================================================

PRICING OF FUND SHARES
----------------------

How Net Asset Value (NAV) is Calculated


The NAV is calculated by adding the total value of a Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:


                                      NAV =

                           Total Assets - Liabilities
                           --------------------------
                                Number of Shares
                                   Outstanding

You can find each Fund's NAV daily in The Wall Street Journal and other newspapers.



   Per share NAV for each Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time, on days the New York Stock Exchange is open for business.


   Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund on any day that the New York Stock Exchange is open for business. This is what is known as the offering price.

   For example: If you place a purchase order to buy shares of the Equity Value Fund, it must be received by 4:00 p.m. Eastern time in order to receive the NAV calculated at 4:00 p.m. Eastern time. If your order is received after 4:00 p.m. Eastern time, you will receive the NAV calculated on the next day at 4:00 p.m. Eastern time.

   The Funds' securities are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined in good faith by or at the direction of the Funds' Trustees.

   After the pricing of a foreign security has been established, if an event occurs which would likely cause the value to change, the value of the foreign security may be priced at fair value as determined in good faith by or at the direction of the Funds' Trustees.


PURCHASING, SELLING AND EXCHANGING YOUR SHARES
----------------------------------------------

401(k) plan participants should contact their plan sponsor or broker for information about purchasing, selling and exchanging shares of the Funds.


For all other investors, information about purchasing, selling and exchanging shares of the Funds is contained in a separate document called the Owner's Manual. If you have not received it, please contact the Sefton Funds at the number listed on the back page. The Owner's Manual is considered an integral part of this prospectus.

SERVICE ORGANIZATIONS
---------------------

Various banks, trust companies, broker-dealers (other than the Distributor) and other financial organizations ("Service Organization(s)") may provide certain administrative services for its customers who invest in the Funds through accounts maintained at that Service Organization. Under servicing agreements with the Service Organization, the Funds will pay the Service Organization an annual rate up to .25% of the Fund's average daily net assets for these services, which include:


   .     receiving and processing shareholder orders
   .     performing the accounting for customers' sub-accounts
   .     maintaining retirement plan accounts
   .     answering questions and handling correspondence for customer accounts
   .     acting as the sole shareholder of record for customer accounts
   .     issuing shareholder reports and transaction confirmations
   .     performing daily "sweep" functions

Investors who purchase, sell or exchange shares of the Funds through a customer account maintained at a Service Organization may be charged extra for other services which are not specified in the servicing agreement with the Fund but are covered under separate fee schedules provided by the Service Organization to their customers. Customers with accounts at Service Organizations should consult their Service Organization for information concerning their sub-accounts. The Adviser or Administrator also may pay Service Organizations for rendering services to customers' sub-accounts.


OTHER SHAREHOLDER SERVICES
--------------------------

As a shareholder of the Funds, you can take advantage of other service privileges which are described in the Owner's Manual:

   .     Exchange privilege, including Telephone Exchange and Automatic Exchange
   .     Automatic Investment Plan
   .     Systematic Withdrawal Plan
   .     Distribution Selection
   .     Individual Retirement Accounts ("IRAs")


DIVIDENDS, DISTRIBUTIONS AND TAXES
----------------------------------

Any income a Fund receives in the form of interest or dividends is paid out, less expenses, to its shareholders as dividends. Income dividends on the Equity Value Fund, Small Company Value Fund and the Large Company Value Fund are paid quarterly. Dividends on the U.S. Government Fund and California Tax-Free Fund are paid monthly. Capital gains, if any, for all Funds are distributed at least annually.

An exchange of shares is considered a sale, and any related gains may subject to applicable taxes.

Dividends are taxable as ordinary income, as are dividends paid by the California Tax-Free Fund that are derived from taxable investments. Taxes on capital gains by the Funds will vary with the length of time the Fund has held the security - not how long you have invested in the Fund.

During normal market conditions, the California Tax-Free Fund expects that substantially all of its dividends will be excluded from gross income for Federal income tax purposes. The Fund may invest in certain securities with interest that may be a preference item for the purposes of the alternative minimum tax or a factor in determining whether Social Security benefits are taxable. In such event, a portion of the Fund's dividends would not be exempt from Federal income taxes.

Dividends are taxable in the year in which they are paid, even if they appear on your account statement the following year. Dividends and distributions are treated in the same manner for Federal income tax purposes whether you receive them in cash or in additional shares.

You will be notified in January each year about the Federal tax status of distributions made by a Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the Federal, state and local tax consequences in your particular circumstances.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights table is intended to help you understand the Funds' financial performance for the past 3 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Annual Report, which is available upon request. No information is presented for the Large Company Value Fund because its shares were not offered during the time period shown.




[Insert past 3 years' financial highlights from annual report.]




U.S. Government Fund Financial Highlights

California Tax-Free Fund Financial Highlights

Equity Value Fund Financial Highlights

Small Company Value Fund Financial Highlights

Information about purchasing, selling, and exchanging shares of the Funds are included in a separate document entitled "Owner's Manual." The Owner's Manual is an integral part of this Prospectus. If you have not received it, please contact the Fund at the number listed below.


For more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports:
The Funds' annual and semi-annual reports to shareholders contain detailed information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. [add disclosure of any financials incorporated by reference]

Statement of Additional Information (SAI):
The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.



--------------------------------------------------------------------------------
You can get free copies of Reports and the SAI, or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds, or you can contact the Funds directly at:

                                 Sefton Funds
                               3435 Stelzer Road

                             Columbus, Ohio 43219

                           Telephone: 1-800-524-2276
--------------------------------------------------------------------------------



You can review the Funds' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

   . For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or calling 1-800-SEC-0330.

   .     Free from the Commission's Website at http://www.sec.gov.

(Investment Company Act file no. 811-8948)

Cover Page
--------------------------------------------------------------------------------



                                            --------------
    SEFTON FUNDS                            Owner's Manual
                                            --------------





                                     April 30, 1999



                                     U.S. Government Fund

                                     California Tax-Free Fund

                                     Large Company Value Fund

                                     Equity Value Fund

                                     Small Company Value Fund


----------------------------------
Questions?
Call 1-800-524-2276
or your investment representative.
----------------------------------


                                     The information contained in
                                     the Owner's Manual is
                                     incorporated by reference
                                     into, and is legally
                                     considered part of, the
No Sales Charges                     Prospectus for each Sefton
No Redemption Fees                   Fund.  The Owner's Manual must
No 12b-1 Fees                        be preceeded or accompanied by
                                     a Sefton Funds Prospectus.

Table of Contents

---------------------------------------------------------------------------

        Pricing of Fund Shares
---------------------------------------------------------------------------
               3  Calculation of Net Asset Value (NAV)

        Purchasing and Adding to Your Shares
---------------------------------------------------------------------------
               4  Minimum Investments
             5-6  Instructions for Opening or Adding to an Account
               5  By Regular Mail
               5  By Overnight Service
               5  Electronic Purchases
               6  By Wire Transfer
               7  Automatic Investment Plan
               7  Distribution Selection
               7  Individual Retirement Accounts
               7  Dividends and Distributions

        Selling Your Shares
---------------------------------------------------------------------------
             8-9  Instructions for Selling Shares
               8  By Telephone
               8  By Regular Mail
               8  By Overnight Service
               9  By Wire Transfer
               9  Electronic Redemptions
               9  Systematic Withdrawal Plan
           10-11  General Policies on Selling Shares
              10  Redemptions Required in Writing
              10  Verifying Telephone Redemptions
              10  Redemptions Within 15 Days of Initial Investment
              10  Refusal of Redemption Request
              11  Redemption in Kind
              11  Closing of Small Accounts
              11  Undeliverable Redemption Checks

        Exchanging Your Shares
---------------------------------------------------------------------------
              12  Instructions for Exchanging Shares

PRICING OF FUND SHARES
---------------------------------------------------------------------------

Calculation of Net Asset Value (NAV)

How NAV is Calculated

The NAV is calculated by adding the total value of a Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:

                                     NAV =

                           Total Assets - Liabilities
                           --------------------------
                                Number of Shares
                                  Outstanding

You can find each Fund's NAV daily in The Wall Street Journal and other newspapers.

Per share NAV for each Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time, on days the New York Stock Exchange is open.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund on any day that the New York Stock Exchange is open for business. This is what is known as the offering price.

For example: If you place a purchase order to buy shares of the Equity Value Fund, it must be received by 4:00 p.m. Eastern time in order to receive the NAV calculated at 4:00 p.m. Eastern time. If your order is received after 4:00 p.m. Eastern time, you will receive the NAV calculated on the next day at 4:00 p.m. Eastern time.

The Funds' securities are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined in good faith by or at the direction of the Funds' Trustees.

After the pricing of a foreign security has been established, if an event occurs which would likely cause the value to change, the value of the foreign security may be priced at fair value as determined in good faith by or at the direction of the Funds' Trustees.

PURCHASING AND ADDING TO YOUR SHARES

--------------------------------------------------------------------------------

                      Minimum Investments

You may purchase Funds through the Sefton Funds' Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

                                  Minimum                  Minimum
Account type                 Initial Investment     Subsequent Investment

 .  Regular
   (non-retirement)               $2,000                     $50

 .  Retirement (IRA*)              $2,000                     $50

 .  Automatic
   Investment Plan                $   50                     $50
-------------------------------------------------------------------------

     * The California Tax-Free Fund is not recommended for IRAs.

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks are not accepted.

A Fund may waive its minimum purchase requirement and the Distributor or Trust may reject a purchase order if it considers it in the best interest of the Fund and its shareholders.



--------------------------------------------------------------------------------
Avoid 31% Tax Withholding

A Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.
--------------------------------------------------------------------------------



                         ----------------------------------
                         Questions?
                         Call 1-800-524-2276
                         or your investment representative.
                         ----------------------------------

                 Instructions for Opening or Adding to an Account

If purchasing through your financial adviser or brokerage account, simply tell your adviser or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

By Regular Mail

Initial Investment:

1. Carefully read and complete an account application. Establishing your account privileges now saves you the inconvenience of having to add them later.
2. Make check, bank draft or money order payable to "Sefton Funds," and include the name of the appropriate Fund(s) on the check.
3. Mail to:  Sefton Funds, PO Box 182494, Columbus, OH 43218.

Subsequent Investments:

1. [Use the investment slip attached to your account statement, or, if unavailable,] include the following information in writing:
      .  Fund name
      .  Amount invested
      .  Account name
      .  Account number
         (Include your account number on your check.)
2.  Make check, bank draft or money order payable to "Sefton Funds."
3.  Mail to:  Sefton Funds, PO Box 182494, Columbus, OH 43218.

By Overnight Service

1.  See instructions 1-2 above.
2.  Mail to: Sefton Funds, c/o BISYS Fund Services,
    Attn:  T.A. Operations, 3435 Stelzer Road, Columbus, OH 43219.

Electronic Purchases

You may establish an electronic purchase option by checking the appropriate box
on your account application or by calling 1-800-524-2276.   Your account can
generally be set up for electronic purchases within 15 days.

Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank. Your bank or broker may charge for this service.

Call 1-800-524-2276 to arrange a transfer from your bank account.

                         Electronic vs. Wire Transfer

                         Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear. There is generally no fee for ACH transactions.
                         -------------------------------------------------------


By Wire Transfer

Initial Investment:

1. Call 1-800-524-2276 to obtain the fax number and fax the completed application, along with a request for a confirmation number. Follow the instructions below after receiving your confirmation number.

Initial and Subsequent Investments:

1. Call 1-800-524-2276 to obtain the necessary information to instruct your bank to wire transfer your investment.

     After instructing your bank to wire the funds, call 1-800-524-2276 to advise the Funds of the amount being transferred and the name of your bank.

Note:  Your bank may charge a wire transfer fee.

-------------------------------------------------------------------------------
You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days notice.
-------------------------------------------------------------------------------


Automatic Investment Plan

You can make automatic investments in the Funds from your bank account. Automatic investments can be as little as $50, and can occur on the fifth or twentieth day of each month.

To invest regularly from your bank account:
 . Complete the Automatic Investment Plan portion on your account application, including the following information:
   . Your bank name, address and account number
   . The amount you wish to invest automatically
     (minimum $50)
   . How often you want to invest (monthly, twice a month or quarterly) and on which days of the month
   . Attach a voided personal check



 Distribution Selection

 By selecting the appropriate box on the
 account application, you can elect to
 receive your distributions in cash (check) or receive dividends paid by check and capital gains reinvested or have distributions directly deposited to your bank account. You can change or terminate your participation in the reinvestment option at any time.

 -----------------------------------------------

 Individual Retirement Accounts

 By completing a separate application, the Funds, (except the California Tax-Free Fund) may be used as a funding medium for IRAs.
 Additionally, an IRA may be established
 through a custodial account with Fifth Third
 Bank. Contributions to IRAs are subject to prevailing amount limits set by the IRS.

 For an application and IRA information, call
 1-800-524-2276.
-------------------------------------------------------------------------------

Dividends and Distributions

All dividends and distributions will be automatically reinvested unless you request otherwise. Dividends on the U.S. Government Fund and California Tax-Free Fund are paid monthly. Income dividends on the Large Company Value Fund, Equity Value Fund and Small Company Value Fund are paid quarterly. Capital gains, if any, are distributed at least annually.

Distributions are made on a per share basis regardless of how long you have owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution.

-------------------------------------------------------------------------------

SELLING YOUR SHARES
-------------------------------------------------------------------------------

                    Instructions for Selling Shares

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.


-------------------------------------------------------------------------------

Withdrawing Money from Your Fund Account

You may sell your shares on any day the New York Stock Exchange is open for business. Your sales price will be the next NAV after your sell order is received by the Sefton Funds, the Funds' transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. See section on "General Policies on Selling Shares below."
-------------------------------------------------------------------------------

If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.

By Telephone                  1. Call 1-800-524-2276 with instructions as to how
(unless you have declined        you wish to receive your funds (mail, wire,
 telephone sales privileges)     electronic transfer). (See "General Policies on
                                 Selling Shares--Verifying Telephone
                                 Redemptions" on page 10)

-------------------------------------------------------------------------------

By Regular Mail               1. Call 1-800-524-2276 to request redemption
                                 forms or write a letter of instruction
(See "General Policies on        indicating:
 Selling Shares--                . your Fund and your account number
 Redemptions in Writing          . amount you wish to redeem
 Required" below)                . address where your check should be sent
                                 . account owner signature
                              2.  Mail to:
                                    Sefton Funds
                                    PO Box 182494
                                    Columbus, OH 43218

-------------------------------------------------------------------------------


By Overnight Service          1. See instruction 1 above.
                              2. Send to:
                                    Sefton Funds
                                    co/BISYS Fund Services
                                    Attn: T.A. Operations
                                    3435 Stelzer Road
                                    Columbus, OH 43219

By Wire Transfer               Call 1-800-524-2276 to request a wire transfer.
You must indicate this
option on your application.    If you call by 4 p.m. Eastern time, your
                               payment will normally be wired to your bank
The Funds may charge a         on the next business day.
wire transfer fee.
Note: Your financial
institution may also
charge a separate fee.

-------------------------------------------------------------------------------

Electronic Redemptions         Call 1-800-524-2276 to request an electronic
                               redemption.
Your bank must participate
in the Automated Clearing      If you call by 4 p.m. Eastern time, the NAV of
House (ACH) and must be a      your shares will normally be determined on the
U.S. bank.                     same day and the proceeds will be credited within
                               8 days.
Your bank may charge for
this service.

-------------------------------------------------------------------------------

Systematic Withdrawal Plan

You can receive automatic payments from your account on a monthly, quarterly,
semi-annual or annual basis. The minimum withdrawal is $50.   A sufficient
number of shares to make the automatic payment will normally be redeemed on the fifth or twentieth day of the selected month(s).

To activate this feature:
 . Make sure you've checked the appropriate box on the account application or call 1-800-524-2276.
 . Include a voided personal check.
 . Your account must have a value of $100,000 or more to start systematic withdrawals.


                         ----------------------------------
                         Questions?
                         Call 1-800-524-2276
                         or your investment representative.
                         ----------------------------------

                       General Policies On Selling Shares

Redemptions Required In Writing
You must request redemption in writing in the following situations:
1. Redemptions from Individual Retirement Accounts ("IRAS")
2. Redemption requests requiring a signature guarantee, which include each of the following:
   . Redemptions over $10,000
   . Your account registration or the name(s) in your account has changed within the last 15 days
   . The check is not being mailed to the address on your account
   . The check is not being made payable to the owner of the account
   . The redemption proceeds are being transferred to another fund account with a different registration

A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

Verifying Telephone Redemptions

The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

Redemptions Within 15 Days of Initial Investment

When you have made your initial investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check.

Refusal of Redemption Request

Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

Redemption In Kind

The Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 5% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

Closing of Small Accounts

If your account falls below $2,000, the Fund reserves the right to ask you to increase your balance or close your account and send you the proceeds at the
current NAV.   (This does not apply to investors utilizing the Automatic
Investment Plan.)

Undeliverable Redemption Checks

If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.

EXCHANGING YOUR SHARES

--------------------------------------------------------------------------------

You can exchange your         Instructions for Exchanging Shares
shares in one Fund for
shares of another Sefton      Exchanges may be made by sending a written
Fund. (See "Notes on          request to Sefton Funds, PO Box 182494,
Exchanges" below). No         Columbus OH 43218-2494, or by calling
transaction fees are          1-800-524-2276. Please  provide the
charged for exchanges.        following information:
                                 .  Your name and your telephone number
You must meet the                .  The exact name on your account and your
minimum investment                  account number
requirements for the             .  Taxpayer identification number (usually
Fund into which you                 your Social Security number)
are exchanging.                  .  Dollar value or number of shares to be
Exchanges from one                  exchanged
Fund to another are              .  The name of the Fund from which the
taxable.                            exchange is to be made
                                 .  The name of the Fund into which the
                                    exchange is being made

                              See "Selling your Shares" for important
                              information about telephone transactions.


--------------------------------------------------------------------------------

Notes on Exchanges

The registration and tax identification numbers of the two accounts must be identical.

The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day written notice to shareholders.

Be sure to read the Prospectus carefully of any Fund into which you wish to exchange shares.

                      STATEMENT OF ADDITIONAL INFORMATION

                              Sefton Funds Trust
                               3435 Stelzer Road
                             Columbus, Ohio 43219
                General and Account Information: (800) 524-2276


--------------------------------------------------------------------------------


                 Sefton Capital Management, Investment Adviser
                           ("SCM" or the "Adviser")



         This Statement of Additional Information ("SAI") describes the shares of four funds (the "Funds") managed by SCM. Each Fund is a portfolio of Sefton Funds Trust (the "Trust"). The Funds are:

                  U.S. Government Fund

                  California Tax-Free Fund


                  Large Company Value Fund

                  Equity Value Fund

                  Small Company Value Fund



         The SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the prospectus for shares of the Funds dated April 30, 1999 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus may be obtained without charge by writing or calling the Funds at the address and information number printed above.





April 30, 1999

                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----
INVESTMENT POLICIES........................................................    1
  Bank Obligations.........................................................    1
  Commercial Paper.........................................................    1
  Corporate Debt Securities................................................    1
  Repurchase Agreements....................................................    1
  Reverse Repurchase Agreements............................................    2
  Variable and Floating Rate Demand and Master Demand Notes................    2

  Forward Commitments and When-Issued Securities ..........................

  Loans of Portfolio Securities............................................    2

  U.S. Government Securities ..............................................

  Mortgage-Related Securities..............................................    2

  Other Asset-Backed Securities ...........................................
  Tax-Exempt Asset Backed Securities ......................................

  Foreign Securities.......................................................    3

  Foreign Currency Transactions ...........................................
  Common Stocks ...........................................................
  Preferred Stocks ........................................................
  Small Capitalization Companies ..........................................

  Real Estate Securities...................................................    3
  Investment Company Securities............................................    4
  Interest Rate Futures Contracts..........................................    4

  Options on Common Stocks and Stock Indices...............................
  Stock Index Futures Contracts............................................    4

  Put Options on Stock Index Futures Contracts.............................    5

  Risks of Hedging Transactions............................................
  Illiquid Investments.....................................................
  California Municipal Obligations.........................................    5


INVESTMENT RESTRICTIONS....................................................   12

MANAGEMENT.................................................................   14
  Trustees and Officers....................................................   14
  Investment Adviser.......................................................   16

  Distributor..............................................................   17
  Administrator............................................................   17

  Service Organizations....................................................   18

DETERMINATION OF NET ASSET VALUE...........................................   18

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................   18

PORTFOLIO TRANSACTIONS.....................................................   19
  Portfolio Turnover.......................................................   20

TAXATION...................................................................   20

  The California Tax-Free Fund.............................................


OTHER INFORMATION..........................................................   25
  Capitalization...........................................................   25
  Control Persons and Principal Holders of Securities......................   26
  Voting Rights............................................................   27

  Custodian and Transfer Agent.............................................   28
  Yield and Performance Information........................................   28
  Independent Accountants..................................................   29
  Counsel..................................................................   30
  Registration Statement...................................................   30

FINANCIAL STATEMENTS.......................................................   30


APPENDIX...................................................................   31

                              INVESTMENT POLICIES

         The Prospectus discusses the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.


         Bank Obligations (U.S. Government Fund, Large Company Value Fund, Equity Value Fund and Small Company Value Fund). These obligations include negotiable certificates of deposit and bankers' acceptances. A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. The Funds limit their bank investments to dollar-denominated obligations of U.S. or foreign banks which have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or whose deposits are insured by the Federal Deposit Insurance Corporation.


         Commercial Paper (All Funds). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by the Funds is, at the time of investment, (i) rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), (ii) issued or guaranteed as to principal and interest by issuers having an existing debt security rating in one of the two highest rating categories by a least two NRSROs, or (iii) securities which, if not rated or single rated, are, in the opinion of the Funds' Adviser, of an investment quality comparable to rated commercial paper in which the Funds may invest. See "Variable and Floating Rate and Master Demand Notes."


         Corporate Debt Securities (U.S. Government Fund, Large Company Value Fund, Equity Value Fund and Small Company Value Fund). Fund investment in these securities is limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the rating criteria established for each Fund or, if unrated, are in the Adviser's opinion comparable in quality to rated investment grade corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.


         The ratings of Standard & Poor's Corporation, Moody's Investors Service, Inc., and other NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Funds' Adviser will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

         It is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A under the Securities Act of 1933 could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.


         Repurchase Agreements (All Funds). The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. Such agreements may be considered to be loans by the Funds for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agree upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. These agreements will be fully collateralized and the collateral will be marked-to-market daily. The Funds will enter into repurchase agreements only with dealers, domestic banks or financial institutions which, in the opinion of the Adviser, present minimal credit risks in accordance with guidelines adopted by the Board of Trustees. The Adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

         Reverse Repurchase Agreements (U.S. Government Fund, Large Company Value Fund, Equity Value Fund and Small Company Value Fund). A Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will maintain in a segregated account cash, or other liquid assets (as determined by the Board) of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

         Variable And Floating Rate Demand And Master Demand Notes (All Funds). The Funds may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. A Fund's investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days' notice, in combination with the Fund's other investments in illiquid instruments, will be limited to an aggregate total of 15% of that Fund's net assets.

         The Funds may also buy variable rate master demand notes. The terms of these obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Funds have the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The note may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in the immediately preceding pages of this Prospectus for commercial paper obligations. The Funds may continue to hold variable rate master demand notes if the creditworthiness of the issuers declines below the minimum standards established by the Funds for investing in such notes. Variable and floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the Adviser under guidelines established by the Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase by the Funds. In making such determinations, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, investment banking, bank holding and other companies) and will continuously monitor their financial condition. There may not be an active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved. In the event the issuer of the instrument defaulted on its payment obligations, a Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit, guarantees or lending commitments.

         Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a U.S. Government security with a variable rate of interest readjusted no less frequently than every 762 days may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a floating rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, may be deemed to have a maturity equal to one day; (c) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the investment to be paid in more than 397 days, and that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a variable rate of interest, the principal amount of which is scheduled to be paid in 397 days or less may be deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; and (e) an instrument with a floating rate of interest, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a demand feature, may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.


         Forward Commitments and When-Issued Securities. Each Fund may purchase when-issued securities and make contracts to purchase securities for a fixed price at a future date beyond customary settlement time if a Fund holds, and maintains until the settlement date in a segregated account, cash or other liquid assets in an amount sufficient to meet the purchase price, or if that Fund enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued basis and forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund's other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made, although a Fund may earn interest on securities it has deposited in the segregated account because it does not pay for the when-issued securities until they are delivered. Investing in when-issued securities has the effect of (but is not the same as) leveraging the Fund's assets. Although a Fund would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, that Fund may dispose of a when-issued security or forward commitment prior to settlement, if the Adviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon such sales.

         Loans Of Portfolio Securities (All Funds). All of the Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 5% of the total assets of a particular Fund. The Large Company Value Fund may make loans or lend its portfolio securities if, as a result, the aggregate of such laws does not exceed 33-1/3% of the value of a Fund's total assets.


         The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.


         U.S. Government Securities (All Funds). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury bills, which have a maturity of up to one year, are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. The U.S. Treasury also issues securities with longer maturities in the form of notes and bonds.

         U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and Federal agencies (see "Mortgage-Related Securities" below).

         Mortgage-Related Securities (All Funds). Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline and generally may also increase the inherent volatility of the mortgage-related security by effectively converting short-term debt instruments into long-term debt instruments; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate (the "CPR") or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in mortgage-related securities. Because the average life of mortgage-related securities may lengthen with increases in interest rates, the portfolio-weighted average life of the securities in which a Fund is invested may at times lengthen due to this effect. Under these circumstances, the Adviser may, but is not required to, sell securities in order to maintain an appropriate portfolio-weighted average life.


         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by Ginnie Mae ("GNMA") (formerly the Government National Mortgage Association) include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage but in no event later than one year after it becomes payable.


         Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

         A Fund may also invest in investment grade Collateralized Mortgage Obligations ("CMOs") which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. To the extent a particular CMO is issued by an investment company, a Fund's ability to invest in such CMOs will be limited. See "INVESTMENT RESTRICTIONS."

         Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions, sometimes resulting in a calculated maturity different than the stated maturity of the security.

         The Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with a Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities. The Funds will invest in new types of mortgage-related securities posing materially different risks from existing types only after such securities have been described and their ratings disclosed in the prospectus.

         Other Asset-Backed Securities (U.S. Government Fund only). Other asset-backed securities (unrelated to mortgage loans) have been offered to investors, such as Certificates for Automobile Receivables ("CARS"). CARS represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interest in the vehicles securing the contracts. Payments of principal and interest on CARS are "passed through" monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted, certificate holders may also experience delays in payment or losses on CARS if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation, damage or loss of the vehicles securing the contracts, or other factors. For asset-backed securities, the industry standard uses a principal prepayment model, the "ABS Model," which is similar to the PSA identified previously under the first paragraph of "Mortgage-Related Securities." Either the PSA model, the ABS model or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in asset-backed securities.

         Tax-exempt Asset-Backed Securities (California Tax-Free Fund only). Assets of the California Tax-Free Fund may be invested in various types of tax-exempt, asset-backed securities (unrelated to mortgage loans), similar to the asset backed securities in which the U.S. Government Fund may invest, to the extent they are or become available for investment. The Fund will invest in new types of such securities posing materially different risks from existing types only after such securities have been described and their ratings disclosed in the prospectus.

         Foreign Securities (U.S. Government Fund, Equity Value Fund and Small Company Value Fund). As described in the Prospectus, the Funds may invest directly in both sponsored and unsponsored U.S. dollar or foreign currency-denominated corporate securities (including preferred or preference stock), certificates of deposit and bankers' acceptances issued by foreign banks, and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. There may be less information available to the Funds concerning unsponsored securities, for which the paying agent is located outside the United States.

         The Funds will ordinarily purchase foreign securities traded in the United States. However, the Funds may purchase the securities of foreign issuers directly in foreign markets, although the U.S. Government Fund does not intend to invest more than 10% of its net assets, and the Equity Value Fund and Small Company Value Fund do not intend to invest more than 15% of their net assets, directly in foreign markets. Securities of foreign issuers that are not listed on a recognized domestic or foreign securities exchange are deemed to be illiquid investments subject to a limitation of no more than 15% of each Fund's total assets. See "Illiquid Investments" below.

         The Equity Value Fund and Small Company Value Fund may also invest directly in foreign equity securities and in securities represented by European Depositary Receipts ("EDRs") or American Depositary Receipts ("ADRs"). ADRs are dollar-denominated receipts generally issued by domestic banks, which represent the deposit with the bank of a security of a foreign issuer, and which are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe.

         There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depositary and the shareholder. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

         In addition, in an unsponsored ADR program, there may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

         Investing in the securities of issuers in any foreign country including ADR's and EDR's involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The Funds' investments may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Through the Funds' flexible policies, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Funds' investments.



         Foreign Currency Transactions (U.S. Government Fund, Equity Value Fund and Small Company Value Fund). Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The Funds may enter into forward foreign currency exchange contracts for hedging purposes in anticipation of or in order to attempt to minimize the effect of fluctuations in the level of future foreign exchange rates. The Funds will set aside cash or other liquid assets in an amount at least equal to the market value of the instruments underlying the contract, less the amount of initial margin.


         Since Funds may invest in securities denominated in currencies other than the U.S. dollar, and since those Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, a Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates will influence values within the Fund from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

         Those Funds that purchase foreign currency-denominated securities may enter into foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.


         Common Stocks (Large Company Value Fund, Equity Value Fund and Small Company Value Fund). Common stock represents the residual ownership interest in the issuer after all of its obligations and preferred stocks are satisfied. Common stock fluctuates in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market volatility. Furthermore, the Small Company Value Fund primarily will invest and the Equity Value Fund may invest in smaller companies. Small companies may have limited product lines, markets or financial resources; may lack depth of experience; and may be more vulnerable to adverse general market or economic developments than larger companies. The prices of small company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

         Preferred Stocks (Large Company Value Fund, Equity Value Fund and Small Company Value Fund). Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.



         Small Capitalization Companies (Equity Value Fund and Small Company Value Fund). The Equity Value Fund and Small Company Value Fund may invest in securities of small capitalization companies, defined as companies with stock market capitalization of $1 billion or less at the time of initial purchase. This investment may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because small capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Funds to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. In addition, small capitalization companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small capitalization companies than for larger, more established ones. Therefore, an investment in these Funds may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in better-known, larger companies.

         Real Estate Securities (Equity Value Fund and Small Company Value
Fund). The Funds may invest in the securities of real estate investment trusts ("REITs"). A REIT is a pooled investment vehicle that is organized as a corporation or business trust which invests primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs involve risks similar to those associated with investing in common stock (i.e., securities market risks) in addition to those risks associated with investing in the real estate industry in general. Although the Funds will not invest directly in real estate, the Funds may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Investors in REITs indirectly bear a proportionate share of expenses incurred by the REITs.


         REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

         Investment Company Securities (All Funds). The Funds may invest in securities issued by other investment companies, including securities issued by private investment companies. Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Funds as a whole. The purchase of securities issued by private investment companies are subject to the illiquid investment restrictions of the Funds.


         Interest Rate Futures Contracts (U.S. Government Fund only). This Fund may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against changes in interest rates provided that not more than 5% of the Fund's net assets are committed to such transactions. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Future contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

         Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Fund holds long-term U.S. Government securities and the Adviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Fund's portfolio securities declined, the value of the Fund's futures contracts would increase, thereby protecting the Fund by preventing its net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Adviser expects long-term interest rates to decline, the Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize. Futures transactions may fail as hedging techniques where price movements of the underlying securities do not follow price movements of the portfolio securities subject to the hedge. The loss with respect to futures transactions is potentially unlimited. Also, the Fund may be unable to control losses by closing its position where a liquid secondary market does not exist. The Fund will set aside cash or other liquid assets in an amount at least equal to the market value of the instruments underlying the contract, less the amount of initial margin.

         Options on Common Stocks and Stock Indices (Large Company Value Fund, Equity Value Fund and Small Company Value Fund). The Funds may write (i.e., sell) call options ("calls") to protect against market price uncertainty if the calls are "covered" throughout the life of the option. A call is "covered" if a Fund owns the optioned securities and maintains, in a segregated account with that Fund's custodian, cash or other liquid assets (as determined by the Board) with a value sufficient to meet its obligations under the call, or if the Fund owns an offsetting call option. When a Fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than nine months in the case of common stock or 15 months in the case of U.S. Government securities) at a fixed exercise price, regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price of the underlying security over the exercise price.

         The Funds also may purchase put options ("puts") for protective purposes. When a Fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any put is not exercised or sold, it will become worthless on its expiration date. If a put is purchased and becomes worthless on its expiration date, then the Fund will have lost the premium and this will have the effect of reducing the Fund's yield.

         The Funds will realize a gain (or loss) on a closing purchase transaction with respect to a call previously written by the Fund if the premium, plus commission costs, paid to purchase the call is less (or greater) than the premium, less commission costs, received on the sale of the call. A gain also will be realized if a call which a Fund has written lapses unexercised, because the Fund would retain the premium.

         There can be no assurance that a liquid secondary market will exist at any given time for a particular option.

         Stock Index Futures Contracts (Large Company Value Fund, Equity Value Fund and Small Company Value Fund). The Funds may enter into stock index futures contracts in order to protect the value of common stock investments, provided that not more than 5% of the Fund's assets are committed to such transactions. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also will change. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller will recognize a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser will realize a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.


         The Funds intend to utilize stock index futures contracts primarily for the purpose of attempting to protect the value of its common stock portfolio in the event of a decline in stock prices. The Funds, therefore, usually will be sellers of stock index futures contracts. This risk management strategy is an alternative to selling securities in the portfolio and investing in money market instruments. Also, stock index futures contracts may be purchased to protect a Fund against an increase in prices of stocks which the Fund intends to purchase. If a Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund could purchase a stock index futures contract which may be used to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If the Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund will realize a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Fund also may buy or sell stock index futures contracts to close out existing futures positions. See "Interest Rate Futures Contracts" above for more information on the risks of stock index futures contracts.


         Put Options On Stock Index Futures Contracts (Large Company Value Fund, Equity Value Fund and Small Company Value Fund). The Funds may also purchase put options on stock index futures contracts. Sales of such options may also be made to close out an open option position. The Funds may, for example, purchase a put option on a particular stock index futures contract or stock index to protect against a decline in the value of the common stocks it holds. If the stocks in the index decline in value, the put should become more valuable and a Fund could sell it to offset losses in the value of the common stocks. In this way, put options may be used to achieve the same goals the Funds seek in selling futures contracts. A put option on a stock index future gives the purchaser the right, in return for a premium paid, to assume a short (i.e., the right to sell stock index futures) position in a stock index futures contract at a specified exercise price ("strike price") at any time during the period of the option. If the option is exercised by the holder before the last trading date during the option period, the holder receives the futures position, as well as any balance in the futures margin account. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash in an amount equal to the difference between the strike price and the closing level of the relevant index on the expiration date.


         The Adviser expects that an increase or decrease in the index in relation to the strike price level would normally correlate to an increase or decrease (but not necessarily to the same extent) in the value of the Fund's common stock portfolio against which the option was written. Thus, any loss in the option transaction may be offset by an increase in the value of the common stock portfolio to the extent changes in the index correlate to changes in the value of that portfolio. The Funds may liquidate the put options they have purchased by effecting a "closing sale transaction," rather than exercising the option. This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that a Fund will be able to effect the closing sale transaction. The Funds will realize a gain from a closing sale transaction if the price at which the transaction is effected exceeds the premium paid to purchase the option and, if less, the Funds will realize a loss.


         Risks of Hedging Transactions. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

         The use of the techniques listed above which involve the segregation of assets to cover future obligations may impair the liquidity of the Fund's assets and its ability to operate as an open-end investment company. The Adviser will monitor each Fund's use of such techniques and report to the Trustees concerning their impact, if any, on liquidity and the Fund's ability to meet redemptions.

         Illiquid Investments. (All Funds). It is the policy of the Funds that illiquid securities whose transfer is restricted by law (including certain securities unregistered under federal securities law) and other illiquid securities (including repurchase agreements of more than seven days' duration, variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days' notice and securities of foreign issuers that are not listed on a recognized domestic or foreign securities exchange) may not constitute, at the time of purchase or at any time, more than 15% of the value of the total net assets of that Fund in which they are held. Securities with restrictions on resale but that have a readily available market are not deemed illiquid for purposes of this limitation.

         California Municipal Obligations (California Tax-Free Fund). The Obligations in which the Fund invests include but are not limited to municipal bonds, floating rate and variable rate municipal obligations, participation interest in municipal bonds, tax-exempt asset-backed certificates, tax-exempt commercial paper, short-term municipal notes, standby commitments, general obligation bonds, revenue bonds, stripped municipal bonds, Mello-Roos Community Facility Act Bonds, and callable and putable bonds. The Adviser expects that governmental, government-related or private entities may create other tax-exempt investments in addition to those described above. As new types of tax-exempt vehicles are developed, the Adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such types of Obligations. The Fund will not invest in new types of tax-exempt vehicles posing materially greater risks than existing types before describing such securities and disclosing their ratings in the prospectus. The Fund will only purchase Obligations rated BBB, SP-2 or better by S&P or Baa, MIG-2 or better by Moody's (or given equivalent ratings by at least two other NRSROs) or, if the securities are not rated, are of comparable quality in the Adviser's opinion. The Fund will invest primarily in securities rated BBB (or equivalent) or better and will maintain a weighted average rating of at least A (or equivalent). The Fund's concentration in investments in Obligations may subject the Fund to greater risk with respect to its portfolio securities than an investment company with a broader range of investments, because changes in the financial condition or market assessment of issuers of Obligations generally may cause greater fluctuations in the Fund's yields and price of Fund shares. Also, the political or economic developments that affect one such security might also affect the other securities. Municipal bonds include industrial development bonds ("IDBs"), moral obligation bonds, put bonds and private activity bonds ("PABs"). PABs generally relate to the financing of a facility used by a private entity or entities. The credit quality of such bonds is usually directly related to that of the users of the facilities. The interest on most private activity bonds is subject to the Federal alternative minimum tax and, except under unusual market conditions, the Fund will invest at least 80% of its assets in Obligations that pay interest that is exempt (except for certain corporate shareholders) from the Federal alternative minimum tax. The identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security.

         The Fund may also invest in municipal lease obligations including certificates of participation ("COPs"), which finance a variety of public projects. Because of the way these instruments are structured, they carry a greater risk than other types of municipal securities. The Fund may invest in lease obligations only when they are rated by a rating agency or if unrated are deemed by the Adviser, to be of a quality comparable to the Fund's quality standards. Prior to purchasing a municipal lease obligation and on a regular basis thereafter, the Adviser will evaluate the credit quality and liquidity of the security. In making its evaluation, the Adviser will consider various credit factors, such as the necessity of the project, the municipality's credit quality, future borrowing plans, and sources of revenue pledged for lease repayment, general economic conditions in the region where the security is issued, and liquidity factors, such as dealer activity. The Adviser will also assess the likelihood that the lease will not be canceled. A risk particular to these obligations is that a municipality may not appropriate funds for lease payments.

         Because this Fund will concentrate its investments in Obligations, it may be adversely affected by political, economic or regulatory factors that may impair the ability of California issuers to pay interest on or to repay the principal of their debt obligations. As a result of certain amendments to the California Constitution and the adoption of other statutes that limit the taxing authority of California governmental entities, and reflecting other economic factors, California has experienced ongoing economic difficulties during the past several years which have included budget deficits, the elimination of budget reserves, and downgrades in the credit ratings assigned to its general obligation bonds by certain credit rating agencies. It is not presently possible to determine whether, or the extent to which, these credit rating agencies will change their ratings in the future. These Obligations may be subject to greater price volatility than municipal obligations in general as a result of the effect of supply and demand for these securities, which, in turn could cause greater volatility in the value of the shares of a Fund.

         Obligations of issuers of California Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bank Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress or the California legislatures or by referenda extending the time for payment or principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Obligations may be materially affected.

         California State Risks. The following summary as to certain California risk factors is given to investors in view of the California Tax-Free Fund's policy of investing primarily in California state and municipal issuers. The information is based primarily upon information derived from public documents relating to securities offerings of California state and municipal issuers, from independent municipal credit reports and historically reliable sources, but has not been independently verified by the Fund. Changes in California constitutional and other laws during the last several years have raised questions about the ability of California state and municipal issuers to obtain sufficient revenue to pay their bond obligations. In 1978 California voters approved an amendment to the California Constitution known as Proposition 13. Proposition 13 limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property taxes. Legislation passed subsequent to Proposition 13, however, provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state so as to help California municipal issuers to raise revenue to pay their bond obligations. It is unknown, however, whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation would provide sufficient revenue for such California issuers to pay their obligations. The state is also subject to another constitutional amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of an appropriations limit imposed for each state and local government entity. If revenues exceed such appropriations limit, such revenues must be returned either as revisions in the tax rates or fee schedules. There are risks to investment in the California Tax-Free Fund posed by pending legal actions against the State of California. Because of the uncertain impact of the aforementioned statutes and legal actions, the possible inconsistencies in the respective terms of the statutes and the impossibility of predicting the level of future appropriations and applicability of related statutes to such questions, it is not currently possible to assess the impact of such legislation, legal actions and policies on the long-term ability of California state and municipal issuers to pay interest or repay principal on their obligations. The ability of this Fund to achieve its investment objective depends on the ability of issuers of California Municipal Obligations to meet their continuing obligations for the payment of principal and interest. Recent amendments to the California State Constitution and certain State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of the issuers of some California Municipal Obligations to maintain debt service on their obligations. The following information as to certain California risk factors is given to investors in view of the Fund's policy of investing primarily in California state and municipal issuers. The information is based primarily upon information derived from public documents relating to securities offerings of California state and municipal issuers, from independent municipal credit reports and historically reliable sources, but has not been independently verified by the Fund.


         California's economy is the largest among the 50 states and one of the largest in the world. California is the most populous state in the nation with total population estimated at 32.4 million. The State now comprises 12.2% of the nation's population and 12.5% of its total personal income.

         Due in part to its rapidly growing population, the California economy has proven to be more cyclical than that of the nation. California's economy is broad and diversified with major concentrations in high technology research and manufacturing, aerospace and defense-related manufacturing, trade, entertainment, real estate, and financial services. After experiencing strong growth throughout much of the 1980's, from 1990-1993 the State suffered through a severe recession, the worst since 1930's, heavily influenced by large cutbacks in defense/aerospace industries, military base closures and a major drop in real estate construction. California's economy has been recovering and growing steadily stronger since the start of 1994, to the point where the State's economic growth is outpacing the rest of the nation. The unemployment rate, while still higher that the national average, fell to the low 6% range in mid-1997, compared with over 10% in the worst of the recession. California's economic recovery from the recession is continuing at a strong pace. Recent economic reports indicate that, while the rate of economic growth in California is expected to moderate over the next three years, the increases in employment and income will likely exceed those of the nation as a whole. The unsettled financial situation occurring in certain Asian economies may adversely affect the State's export-related industries and, therefore, the State's rate of economic growth.

         These economic difficulties have exacerbated the structural budget imbalance which has been evident since fiscal year 1985-1986. Since that time, budget shortfalls have become increasingly more difficult to solve and the State has recorded in its general fund (the "General Fund") operating deficits in several fiscal years. Many of these problems have been attributable to the fact that the great population influx had produced increased demand for education and social services at a far greater pace that the growth in the State's tax revenues. Despite substantial tax increases, expenditure reductions and shift of some expenditure responsibilities to local government, the budget condition remains problematic.

         As a state, California is more prone to earthquakes than most other states in the country, creating potential economic losses from damages. On January 17, 1994, a major earthquake, measuring 6.8 on the Richter scale, hit Southern California centered in the area of Northridge. Total damage has been estimated at $20 billion. Significant federal aid has been received.

         Due to the Fund's concentration in the state of California and its municipal issuers, the Fund may be affected by certain amendments to the California constitution and state statutes which limit the taxing and spending authority of California governmental entities and may affect their ability to meet their debt service obligations.

         In 1978, California voters approved "Proposition 13," adding Article XIII A, an amendment to the state constitution which limits ad valorem taxes on real property to 1% of "full cash value" and restricts the ability of taxing entities to increase real property taxes. The full cash value may be adjusted annually to reflect increases (not to exceed 2%) or decreases in the consumer price index or comparable local data, or declining property value caused by damage, destruction or other factors. The foregoing limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any indebtedness approved by the voters before July 1, 1978 or, pursuant to an amendment to Article XIII A, any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition.

         Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services. The entire statewide welfare system will be changed in response to the change in federal welfare law enacted in 1996. It is yet not known how the final system will affect county finances. Under current law, counties are required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs, but this mandate may be eliminated as part of the overhaul.

         In the aftermath of Proposition 13, the State provided aid from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. Under the pressure of the recent recession, the Legislature had eliminated the remnants of this post-Proposition 13 aid to entities other than K-14 education districts, although it has also provided additional funding sources (such as sales taxes) and reduced mandates for local services. Many counties continue to be under severe fiscal stress. While such stress has in recent years most often been experienced by smaller, rural counties, larger urban counties, such as Los Angeles, have also been affected. Orange County implemented significant reductions in services and personnel, and continues to face fiscal constraints in the aftermath of its bankruptcy, which had been caused by large investment losses in its pooled investment funds.

         In 1979 California voters approved another constitutional amendment,
Article XIII B, which may have an adverse impact on California state and municipal issuers. Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of an annual appropriations limit (the "Appropriations Limit"). "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

         Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels and appropriations of certain special taxes imposed by initiatives (e.g., increased cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency. However, unless the emergency arises from civil disturbance or natural disaster declared by the Governor, and the appropriations are approved by two-thirds of the Legislature, the Appropriations Limit for the next three years must be reduced by the amount of the excess. The Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in California per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

         The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the annual budget proposed by the Governor in January of each year for the next fiscal year, and thereafter to be subject to the budget process and established in the Budget Act.

         On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This statute (i) requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity; (ii) requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction; (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed; (iv) prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIII A of the California Constitution; (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments; (vi) requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988; (vii) requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of tax revenue allocated to such local government occur in a an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and (viii) permits these provisions to be amended exclusively by the voters of the State of California.

         On November 5, 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIIIC and XIIID into the California Constitution. These new provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIIIC clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives.

         Proposition 218 does not affect the State or its ability to levy or collect taxes. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt which will require interpretation by the courts or the Legislature. The Legislative Analyst estimated that enactment of Proposition 218 would reduce local government revenues statewide by over $100 million a year, and that over time revenues to local government would be reduced by several hundred million dollars a year under this Proposition.

         On November 8, 1988, voters approved Proposition 98, which has significantly altered the operation and effect of the Article XIII B spending limit, the first changes since its adoption in 1979. This combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act" (the "Act"), changes State funding of public education below the university level, and the operation of the State's Appropriations Limit. The Act (as modified by Proposition 111, which was enacted on June 5, 1990), guarantees State funding for K-12 school districts and community college districts ("K-14 Schools") at a level equal to the greater of (a) in general, a fixed percent of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to California per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in California per capita personal income (the "third test"). Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

         Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. In the fall of 1989, the Legislature and the Governor utilized this provision to avoid having 40.3 percent of revenues generated by a special supplemental sales tax enacted for earthquake relief go to K-14 schools. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

         During the recent recession, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

         In 1992, a lawsuit was filed, called CALIFORNIA TEACHERS' ASSOCIATION
V. GOULD, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July, 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

         The State's budget problems in recent years have been caused by a combination of external economic conditions and a structural imbalance in that the largest General Fund Programs -- K-14 education, health, welfare and corrections -- were increasing faster than the revenue base, driven by the State's rapid population growth. These pressures are expected to continue as population trends maintain strong demand for health and welfare services, as the school age population continues to grow, and as the State's corrections program responds to a "Three Strikes" law enacted in 1994, which requires mandatory life prison terms for certain third-time felony offenders.

         As a result of these factors and others, and especially because a severe recession between 1990-94 reduced revenues and increased expenditures for social welfare programs, from the late 1980's until 1992-93, the State had a period of budget imbalance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in its budget reserve, the Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each fiscal year thereafter, each budget required multi billion dollar actions to bring projected revenues and expenditures into balance. The Legislature and Governor agreed on the following principal steps to produce Budget Acts in the years 1991-92 to 1994-95, although not all these actions were taken in each year:

         .      significant cuts in health and welfare program expenditures;

         . transfers of program responsibilities and funding from the State to local governments (referred to as "realignment"), coupled with some reduction in mandates on local government;

         . transfer of about $3.6 billion in local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing State funding for schools under Proposition 98;

         . reduction in growth of support for higher education programs, coupled with increases in student fees, through the 1994-95 Fiscal Year;

         . maintenance of the minimum Proposition 98 funding guarantee for K-14 schools, and the disbursement of additional funds to keep a constant level of about $4,200 per K-12 pupil through the 1993-94 Fiscal Year;

         . revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration;

         . increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to illegal immigrants, although during this time frame, most of the additional aid requested by the Administration was not received; and

         .      various one-time adjustments and accounting changes.

         Despite these budget actions, as noted, the effects of the recession led to large, unanticipated deficits in the budget reserve, the SFEU, as compared to projected positive balances. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

         Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

         During the past several fiscal years, the State was forced to rely increasingly on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July, 1994 and matured on April 25, 1996.

         On August 18, 1997, the Governor signed the 1997-98 Budget Act which provides for General Fund and Special Fund expenditures of approximately $67.2 billion and projects a 1997-98 fiscal year and reserve of $112 million. For the second year in a row, the State budget contains a large increase in funding for K-14 education, reflecting strong revenues which have exceeded initial budgeted amounts. The Budget Act reflects a $1.235 billion pension case judgment payment, and returns funding of the State's pension contribution to the quarterly basis existing prior to the deferral actions invalidated by the courts. Because of the effect of the pension payment, most other State programs were continued at 1996-97 levels. Health and welfare costs combined, continuing generally the grant levels from prior years, as part of the initial implementation of the new CalWORKs welfare reform program. Unlike prior years, this Budget Act does not depend on uncertain federal budget actions. About $300 million in federal funds, already included in the federal FY 1997 and 1998 budgets, are included in the Budget Act to offset incarceration costs for illegal immigrants. The Budget Act contains no tax increases and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million. After enactment of the Budget Act, and prior to the end of the Legislative Session, The Legislature and the Governor reached certain agreements related to State expenditures and taxes. Legislation signed by the Governor includes a variety of phased-in tax cuts, conformity with certain provisions of the federal tax reform law passed earlier in the year, and reform of funding for county trial courts, with the State to assume greater financial responsibility.

         The Governor's proposed budget for fiscal year 1998-1999 proposes total State spending of $70.6 billion (excluding the expenditure of federal funds and selected bond funds), which is up 4.7% from the current year's budget. This total includes $55.4 billion in General Fund spending (a 4.5% increase from the current year) and $15.2 billion in special funds spending (a 5.3% increase). The Governor's proposed budget anticipates a $296 million reserve for economic uncertainties. The new budget reflects agreements reached in the prior year in the areas of welfare reform, education, state tax relief, and the financial restructuring of the State's trial court system. The budget contains no tax changes and relatively few major programmatic changes.

         The 1996-97 Budget Act was signed by the Governor on July 15, 1996, along with various implementing bills. The Governor vetoed about $82 million of appropriations (both General Fund and Special Fund). With the signing of the Budget Act, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes to mature on June 30, 1997. The Budget Act appropriated a modest budget reserve in the SFEU of $305 million, as of June 30, 1997. The Department of Finance projected that, on June 30, 1997, the State's available internal borrowable (cash) resources will be $2.9 billion, after payment of all obligations due by that date, so that no cross-fiscal year borrowing will be needed.

         The following are principal features of the 1996-97 Budget Act:

         (1) Proposition 98 funding for schools and community college districts increased by almost $1.6 billion (General Fund) and $1.65 billion total above revised 1995-96 levels. Almost half of this money was budgeted to fund class-size reductions in kindergarten and grades 1-3. Also, for the second year in a row, the full cost of living allowance (3.2 percent) was funded. The Proposition 98 increases have brought K-12 expenditures to almost $4,800 per pupil (also called per ADA, or Average Daily Attendance), an almost 15% increase over the level prevailing during the recession years. Community colleges will receive an increase in funding of $157 million for 1996-97 out of this $1.6 billion total.

                Because of the higher than projected revenues in 1995-96, an additional $1.1 billion ($190 per K-12 ADA and $145 million for community colleges) was appropriated and retroactively applied towards the 1995-96 Proposition 98 guarantee, bringing K-12 expenditures in that year to over $4,600 per ADA. These new funds were appropriated for a variety of purposes, including block grants, allocations for each school site, facilities for class size reduction, and a reading initiative. Similar retroactive increases totaling $230 million, based on final figures on revenues and State population growth, were made to the 1991-92 and the 1994-95 Proposition 98 guarantees, most of which was allocated to each school site.

         (2) The Budget Act assumed savings of approximately $660 million in health and welfare costs which required changes in federal law, including federal welfare reform. The Budget Act further assumed federal law changes in August 1996 which would allow welfare cash grant levels to be reduced by October 1, 1996. These cuts totaled approximately $163 million of the anticipated $660 million savings. See "Federal Welfare Reform" below.

         (3) A 4.9 percent increase in funding for the University of California ($130 million General Fund) and the California State University system ($101 million General Fund), with no increases in student fees, maintaining the second year of the Governor's four-year "Compact" with the State's higher education units.

         (4) The Budget Act assumed the federal government will provide approximately $700 million in new aid for incarceration and health care costs of illegal immigrants. These funds reduce appropriations in these categories that would otherwise have to be paid from the General Fund. (For purposes of cash flow projections, the Department of Finance expects $540 million of this amount to be received during the 1996-97 fiscal year.)

         (5) General Fund support for the Department of Corrections was increased by about 7 percent over the prior year, reflecting estimates of increased prison population.

         (6) With respect to aid to local governments, the principal new programs included in the Budget Act are $100 million in grants to cities and counties for law enforcement purposes, and budgeted $50 million for competitive grants to local governments for programs to combat juvenile crime.

         The Budget Act did not contain any tax increases. As noted, there was a reduction in corporate taxes. In addition, the Legislature approved another one-year suspension of the Renters Tax Credit, saving $520 million in expenditures.

         Following enactment of the 1996-97 Budget Act, Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and Work Opportunity Act of 1996 (P.L. 104-193, the "Law") making a fundamental reform of the current welfare system. Among many provisions, the Law includes: (i) conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families (TANF), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens, allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.

         The Law requires states to implement the new TANF program not later than July 1, 1997 and provides California approximately $3.7 billion in block grant funds for FY 1996-97 for the provisions of the Law. States are allowed to implement TANF as soon as possible and will receive a prorated block grant effective the date of application. The California State Plan was approved November 27, 1996 to allow grant reductions to be implemented effective January 1, 1997 and to allow the State to capture approximately $267 million in additional federal block grant funds over the currently budgeted level. None of the other federal changes needed to achieve the balance of the $660 million cost savings were enacted. Thus, in lieu of the $660 million savings initially assumed, it is now projected that savings will total approximately $320 million.

         A preliminary analysis of the Law by the Legislative Analyst's Office indicates that an overall assessment of how these changes will affect the State's General Fund will not be known for some time, and will depend on how the State implements the Law. There are many choices including how quickly the State implements the Law; the degree to which the State elects to make up for cuts in federal aid. provide more aid to counties, or cut some of its own existing programs for noncitizens; and the State's ability to avoid certain penalties written into the Law.

         With the continued strong economic recovery in the State, the Department of Finance has estimated, in connection with the release of the Governor's 1997-98 Budget Proposal, that revenues for the 1996-97 Fiscal Year will exceed initial projections by about $760 million. This increase will be offset by higher expenditures for K-14 school aid (Pursuant to Proposition 98) and for health and welfare costs, because federal law changes and other federal actions did not provide as much assistance to the State as was initially planned in the Budget Act. The Department's updated projections show a balance in the Special Fund for Economic Uncertainties of $197 million, slightly lower than projected in July, 1996. The Department also projects the State's cash position will be stronger than originally estimated, with unused internal borrowable resources at June 30, 1997 of about $4.3 billion.

         The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources. Because of the prospective nature of these proceedings, no estimate of the potential loss can be made.

         While at any given time, including the present, there are numerous civil actions pending against the State which could, if determined adversely to the State, affect the State's expenditures and, in some cases, its revenues, the Attorney General of the State of California is of the opinion that no pending actions are likely to have a material adverse effect on the State's ability to pay debt service as it becomes due.

         Because of the uncertain impact of the aforementioned statutes and cases, the possible inconsistencies in the respective terms of the statutes and the impossibility of predicting the level of future appropriations and applicability of related statutes to such questions, it is not currently possible to assess the impact of such legislation, cases and policies on the long-term ability of California state and municipal issuers to pay interest or repay principal on their obligations.

         Due to budgetary and financial difficulties, California's bond ratings have deteriorated in the early 1990's. S&P initially lowered California's bond rating in December 1991 from AAA to AA. Then, in July 1992, S&P again lowered California's bond rating, from AA to A. Likewise, in February 1992, Moody's lowered its California general obligation bond rating from Aaa to Aa1. Moody's subsequently lowered the State's general obligation rating in July 1992 from Aa1 to Aa. Because of California's continuing budget problems, the State's General Obligation bonds were downgraded in July 1994 from Aa to A1 by Moody's and from A+ to A by S&P and from AA to A by Fitch Investment Service, Inc. ("Fitch"). All three ratings companies expressed uncertainty in the State's ability to balance its budget by 1996. However, in 1996, citing California's improving economy and budget situation, both Fitch and S&P raised their ratings from A to A+. In October 1997, Fitch raised its rating from A+ to AA- referring to the State's fundamental strengths, the extent of its economic recovery and the return of financial stability.

         On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "County Funds") filed for protection under Chapter 9 of the Federal Bankruptcy Code, after reports that the County Funds had suffered significant market losses in their investments, causing a liquidity crisis for the County Funds and the County. More than 200 other public entities, most of which, but not all, are located in the County, were also depositors in the County Funds. As of mid-January 1995, following a restructuring of most of the County Funds' assets to increase their liquidity and reduce their exposure to interest rate increases, the County estimated the County Funds' loss at about $1.69 billion, or about 23% of their initial deposits of approximately $7.5 billion. Many of the entities which deposited monies in the County Funds, including the County, faced interim and/or extended cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. The County has embarked on a fiscal recovery plan based on sharp reductions in services and personnel, and rescheduling of outstanding short term debt using certain new revenues transferred to the County from other local governments pursuant to special legislation enacted in October, 1995. On June 12, 1996, it emerged from bankruptcy after the successful sale of $880 million in municipal bonds allowed the County to pay off the last of its creditors. On January 7, 1997, Orange County returned to the municipal bond market with a $136 million bond issue maturing in 13 years at an insured yield of 7.23%. In December 1997, Moody's raised its rating on $325 million of Orange County pension obligation bonds to Baa3 from Ba.

         Los Angeles County, the nation's largest county, is also experiencing financial difficulty. In August 1995, the credit rating of the county's long-term bonds were downgraded for the third time since 1992 as a result of, among other things, severe operating deficits for the county's health care system. Also, the county has not yet recovered from the ongoing loss of revenue caused by the state property tax shift initiatives in 1993 through 1995. In June 1997, the Los Angeles County Board of Supervisors approved an approximately $12 billion 1997-98 budget containing measures to eliminate a $157 million deficit. The county's budgetary difficulties have continued with their effect on the 1997-1998 budget still uncertain.

         The effect of these various constitutional and statutory amendments and budget developments upon the ability of California issuers to pay interest and principal on their obligations remains unclear and in any event may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that other measures affecting the taxing or spending authority of California or its political subdivision may be approved or enacted in the future.

                             INVESTMENT RESTRICTIONS


         The following restrictions restate or are in addition to those described under "Investment Restrictions" in the Prospectus. The following restrictions apply to all of the Funds, except that only restrictions (1), (3),
(7), (8), (12), (17) and (18) apply to the Large Company Value Fund. Restrictions (17) and (18) apply only to the Large Company Value Fund.


         Each Fund, except as indicated, may not:

(1) Invest more than 15% of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange);

(2) Borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may enter into reverse repurchase agreements or borrow from banks up to 5% of the current value of its net assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 5% of the current value of its total net assets (but investments may not be purchased by the Fund while any such borrowings exist);

(3) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

(4) Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or the SAI;

(5) Invest in companies for the purpose of exercising control or management;

(6) Invest more than 10% of its net assets in shares of other investment companies;

(7) Invest in real property or Mortgage loans (including limited partnership interest but excluding real estate investment trusts and master limited partnerships), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions, provided that the Fund may invest in collateralized mortgage obligations;

(8) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

(9) Sell securities short, except to the extent that a Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

(10) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

(11) Purchase or retain the securities of any issuer, if the individual officers and Trustees of the Funds, the Adviser or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

(12) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

(13) Invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount (except for the Small Company Value Fund), no more than 2% of the value of the Fund's net asset, may be warrants which are not listed on the New York or American Stock Exchanges;

(14) Write, purchase or sell puts, calls or combinations thereof, except that the equity and fixed income funds may purchase or sell puts and calls as otherwise described in the Prospectus or SAI; however, no Fund will invest more than 5% of its total assets in these classes of securities for purposes other than bona fide hedging;

(15) Invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years' continuous operation; or

(16) Invest more than 5% of the value of a Fund's total assets in the securities of any one investment company; invest more than 10% of the value of a Fund's total assets in the aggregate in securities of investment companies as a group; or invest such that more than 3% of the outstanding voting stock of any one investment company will be owned by any Fund or by the Funds as a whole.


(17) The Large Company Value Fund may borrow from banks up to 33-1/3% of the current value of its total assets for any purpose and to eliminate any limits on purchasing securities when borrowing exists.

(18) The Large Company Value Fund may make loans or lend its portfolio securities if, as a result, the aggregate of such laws does not exceed 33-1/3% of the value of a Fund's total assets.

         The foregoing investment restrictions and the investment objectives described in the Prospectus are fundamental policies of each Fund which may be changed only when permitted by law and approved by the holders of a majority of the applicable Fund's outstanding voting securities as described under "OTHER INFORMATION - Voting Rights."

         If a percentage restriction on investment policies or the investment or use of assets set forth in the Prospectus or this SAI are adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets. It is the intention of the Funds, unless otherwise indicated, that with respect to the Funds' policies, that are a result of application of law, the Funds will take advantage of the flexibility provided by rules or interpretation of the SEC currently in existence or promulgated in the future or changes to such laws.


         In addition, each of the Equity Value Fund and the Small Company Value Fund are diversified funds. As such, each will not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except for U.S. Government securities) or purchase more than 10% of the outstanding voting securities of any one issuer.



         Non-Diversification. To provide somewhat greater investment flexibility, both the U.S. Government and the California Tax-Free Fund are "non-diversified" funds under the Investment Company Act of 1940, as amended (the "Act") and, as such, are not required to meet any diversification requirements under that Act. However, the Funds must, nevertheless, meet certain diversification tests to qualify as regulated investment companies under the Code. The Funds may use their ability as non-diversified funds to concentrate their assets in the securities of a smaller number of issuers which the Adviser deems to be attractive investments, rather than invest in a larger number of securities merely to satisfy non-tax diversification requirements. Such concentration also involves a risk of loss to that Fund should the issuer be unable to make interest or principal payments thereon or should the market value of such securities decline. Investment in a non-diversified fund could, therefore, entail greater risks than an investment in a "diversified" fund, including a risk of greater fluctuations in yield and share price.


                                   MANAGEMENT

Trustees And Officers


         The business and affairs of each Fund are managed under the direction of the Board of Trustees. The principal occupations of the Trustees and executive officers of the Funds for the past five years are listed below. Trustees deemed to be "interested persons" of the Funds for purposes of the 1940 Act are indicated by an asterisk.


                                          Positions(s) Held
Name and Address                   Age     with Registrant    Occupation(s) During Past 5 Years
----------------                   ---     ---------------    ---------------------------------
Harley K. Sefton *                  45    Trustee, Chairman   President and Chief Executive Officer, Sefton Capital
Sefton Capital Management, Inc.           of the Board and    Management, August 1994 to present; President, First
2550 Fifth Avenue, Suite 808              President           Interstate Capital Management, Inc., March 1994 through
San Diego, CA 92103                                           August 1994; President, San Diego Financial Capital Management, Inc.,
                                                              January 1994 through March 1994; Executive Vice President/Division
                                                              Manager, San Diego Trust & Savings Bank, January 1992 through January
                                                              1994.


Grace Evans Cherashore              43    Trustee             Chief Executive Officer, Bahia and Catamaran Hotels since 1992.
988 West Mission Bay Drive
San Diego, CA 92109

Gordon T. Frost, Jr.                53    Trustee             President/General Manager, Frost Hardwood Lumber Company since 1990.
P.O. Box 15
San Diego, CA 92122

John J. Pileggi                     40    Trustee             President and Chief Executive Officer, ING Mutual Funds
18 Campus Boulevard, Suite 200                                Management Co., LLC, ____________________; Director of
New Town Square, PA 19073                                     Furman Selz LLC, 1994 to __________; Senior Managing Director of
                                                              Furman Selz LLC (1992-1994).

Thomas C. Bowden                    40    Vice President      Vice President and Fund Manager, Sefton Capital Management,
Sefton Capital Management                                     February 1995 to present; Vice President and Portfolio
2550 Fifth Avenue, Suite 808                                  Manager, First Interstate Capital Management, Inc., March
San Diego, California 92103                                   1994 through January 1995; Vice President and Portfolio Manager, San
                                                              Diego Financial Capital Management, Inc., June 1986 through March
                                                              1994.

Alan A. Lordi                       36    Vice President      Vice President and Portfolio Manager, Sefton Capital
Sefton Capital Management                                     Management, July 1996 to present; Managing Director of
2550 Fifth Avenue, Suite 808                                  Mutual Funds, Furman Selz LLC, April 1995 through July 1996;
San Diego, California 92103                                   Vice President and Investment Marketing Director of First Interstate
                                                              Capital Management, Inc., March 1994 through April 1995; Vice
                                                              President and Investment Marketing Director of San Diego Financial
                                                              Capital Management, Inc., August 1991 through March 1994.

Ted J. Piorkowski                   40    Vice President      Vice President and Fund Manager, Sefton Capital Management;
Sefton Capital Management                                     Vice President and Portfolio Manager, First Interstate
2550 Fifth Avenue, Suite 808                                  Capital Management Inc., March 1994 through May 1994; Vice
San Diego, California 92103                                   President and Portfolio Manager, San Diego Financial Capital
                                                              Management, Inc., 1989 through March 1994.

Leif O. Sanchez                     37    Vice President      Vice President and Fund Manager, Sefton Capital Management,
Sefton Capital Management                                     February 1995 to present; Vice President and Portfolio
2550 Fifth Avenue, Suite 808                                  Manager, First Interstate Capital Management, Inc., March
San Diego, California 92103                                   1994 through January 1995; Vice President and Portfolio Manager, San
                                                              Diego Financial Capital Management, Inc., March 1985 through March
                                                              1994.

Lani Capossere                      37    Vice President      Vice President and Chief Operating Officer, Sefton Capital
Sefton Capital Management                 and Secretary       Management, October 1994 to present; Assistant Vice
2550 Fifth Avenue, Suite 808                                  President and Operations Manager, First Interstate Capital
San Diego, California 92103                                   Management, Inc., March 1994 through May 1994; Assistant Vice
                                                              President and Operations Manager, San Diego Financial Capital
                                                              Management, Inc., April 1992 through March 1994.

Paul Kane                           42    Vice President      Vice President and Treasurer, Financial Administration,
BISYS Fund Services                       and Treasurer       BISYS Fund Services, December 1997 to present; previously,
3435 Stelzer Road                                             Director, Shareholder Reporting, Fidelity Service Company,
Columbus, OH 43219                                            March 1985 to December 1997.

---------------
* Mr. Sefton is considered to be an "interested person" of the Trust as defined in the 1940 Act.

                              Compensation Table
                   For Calendar Year Ended December 31, 1998



                                                                                                       Total Compensation
                                  Aggregate          Pension or Retirement         Estimated             from Trust and
                                 Compensation         Benefits Accrued as       Annual Benefits           Fund Complex
     Name of Trustee            From the Trust       Part of Fund Expenses      Upon Retirement         Paid to Trustees
     ---------------            --------------       ---------------------      ---------------         ----------------
Harley K. Sefton                      $0                      $0                       $0                      $0

Grace Evans Cherashore              $4,000                    $0                       $0                    $4,000

Gordon T. Frost, Jr.                $4,000                    $0                       $0                    $4,000

John J. Pileggi                     $4,000                    $0                       $0                    $4,000


         Trustees of the Funds not affiliated with Sefton or BISYS Fund Services receive from the Funds an annual retainer of $1,000 and a fee of $500 for each Board of Trustees meeting and $500 for each Board committee meeting of the Funds attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with Sefton or BISYS Fund Services do not receive compensation from the Funds.

Investment Adviser


         Sefton Capital Management, Inc., 2550 Fifth Avenue, Suite 808, San Diego, CA 92103, acts as the investment adviser to the Funds ("SCM" or the "Adviser"). Mr. Harley K. Sefton owns 100% of the capital stock of SCM. SCM manages the investment and reinvestment of the assets of the Funds and continuously reviews, supervises and administers the Funds' investments. The Adviser is responsible for placing orders for the purchase and sale of the Funds' investments directly with brokers and dealers selected by it in its discretion.

         For the fiscal year ended December 31, 1998, the Adviser earned fees of $225,370 and waived fees of $37,561 for the U.S. Government Securities Fund, earned fees of $253,518 and waived fees of $63,379 for the California Tax-Free Fund, earned fees of $813,278 for the Equity Value Fund, and earned fees of $417,994 and waived fees of $66,847 for the Small Company Value Fund. For the period ended December 31, 1997, the Adviser earned fees of $148,520 and waived fees of $32,467 for the U.S. Government Securities Fund, earned fees of $172,233 and waived fees of $47,617 for the California Tax-Free Fund, earned fees of $624,902 for the Equity Value Fund, and earned fee of $177,923 and waived fees of $31,826 for the Small Company Value Fund. For the fiscal year ended March 31, 1997, the Adviser earned fees of $133,578 and waived fees of $54,584 for the U.S. Government Securities Fund, earned fees of $257,339 and waived fees of $98,461 for the California Tax-Free Fund, and earned fees of $482,659 for the Equity Value Fund. For the period ended March 31, 1996, the Adviser earned fees of $112,654 and waived fees of $52,605 for the U.S. Government Securities Fund, earned fees of $228,931 and waived fees of $91,958 for the California Tax-Free Fund, and earned fees of $255,969 and waived fees of $6,226 for the Equity Value Fund.

         The current Master Investment Advisory contract and Supplements thereto ("Advisory Agreement") for the U.S. Government, California Tax-Free and Equity Value Funds became effective on April 3, 1995. The Advisory Agreement for the Small Company Value Fund became effective on May 2, 1997. The Advisory Agreement for the Large Company Value Fund became effective on _____________________, 1999. Each Advisory Agreement provides that it will continue in effect for a two-year period and thereafter from year to year so long as such continuance is approved annually by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees of the Funds. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by the Fund or SCM on 60 days written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the outstanding voting securities of such Fund.

         The Advisory Agreement provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with its performance of services pursuant to the

Advisory Agreement, except loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its obligations under the Advisory Agreement.


Distributor

         Effective January 1, 1997, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219, is the Distributor of the Funds.

Administrator

         Effective January 1, 1997, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") replaced ALPS Mutual Funds Services, Inc. ("ALPS") as Administrator for the Funds. BISYS provides management and administrative services necessary for the operation of the Funds, including among other things, (i) preparation of shareholder reports and communications,
(ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission ("SEC") and state securities commissions and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Funds' Adviser, custodian, independent accountants, legal counsel and others. In addition, BISYS furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds' officers, employees and Trustees affiliated with BISYS. For these services, BISYS is entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Funds.

         The Administration Agreements for the California Tax-Free, U.S. Government and Equity Value Funds were approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Contracts or interested persons of such parties. The Administration Agreement for the Small Company Value Fund was approved by the Board by Trustees, including a majority of the Trustees who are not parties to the contract or "interested persons" of such parties. At any time after December 31, 1999, each Administration Agreement is terminable with respect to a Fund without penalty, at any time, by vote of a majority of the Trustees who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the Administration Agreement upon not more than 60 days written notice to BISYS or by vote of the holders of a majority of the shares of the Fund involved, or, upon 60 days notice, by BISYS.

         BISYS Fund Services, Inc., an affiliate of BISYS serves as fund accounting agent pursuant to a Fund Accounting Agreement, to maintain the financial accounts and records of the Funds and to compute the net asset value and certain other financial information of the Funds. Under the Fund Accounting Agreement, BISYS Fund Services, Inc. is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds, except for a loss resulting from willful misfeasance, bad faith or negligence on the part of BISYS Fund Services, Inc. in the performance of its duties under the Agreement

         For the fiscal year ended December 31, 1998, BISYS was entitled to administration fees of $56,342 for the U.S. Government Fund, $63,379 for the California Tax-Free Fund, $121,991 for the Equity Value Fund, and $50,135 for the Small Company Value Fund. Of such fees, BISYS waived fees of $0 for the U.S. Government Fund, $0 for the California Tax-Free Fund, and $0 for the Equity Value Fund. For the period ended December 31, 1997, BISYS was entitled to administration fees of $40,987 for the U.S. Government Securities Fund, $47,617 for the California Tax-Free Fund, $104,421 for the Equity Value Fund, and $21,351 for the Small Company Value Fund. Of such fees, BISYS waived fees of $3,857 for the U.S. Government Fund, $4,559 for the California Tax-Free Fund, and $10,686 for the Equity Value Fund. For the fiscal year ended March 31, 1997, BISYS and ALPS were entitled to administration fees of $44,158 for the U.S. Government Securities Fund, $85,431 for the California Tax-Free Fund, and $95,828 for the Equity Value

Fund. Of such fees, BISYS and ALPS waived fees of $9,975 for the U.S. Government Fund, $27,036 for the California Tax-Free Fund, and $21,831 for the Equity Value Fund. For the fiscal year ended March 31, 1996, ALPS and Furman Selz LLC were entitled to administration fees of $37,324 for the U.S. Government Securities Fund, $76,311 for the California Tax-Free Fund, and $51,142 for the Equity Value Fund. Of such fees, ALPS and Furman Selz LLP waived fees of $16,798 for the U.S. Government Fund, $32,529 for the California Tax-Free Fund, and $21,668 for the Equity Value Fund.

Service Organizations


         The Funds may also contract with banks, trust companies, broker-dealers (other than BISYS) or other financial organizations ("Service Organizations") to provide certain administrative services with respect to the Funds for a fee paid at an annual rate of up to 0.25% of daily net Fund assets serviced. Services provided by Service Organizations may include among other things: providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with client orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in client-designating accounts; providing periodic statements showing a client's account balance and, to the extent practicable, integrating such information with other client transactions, furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a client's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Funds to clients; and providing such other services as the Funds or a client reasonably may request, to the extent permitted by applicable statute, rule or regulation.


         Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

         The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. There currently is no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Funds might occur and a shareholder serviced by such a bank might no longer be able to avail itself to any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                        DETERMINATION OF NET ASSET VALUE


         As indicated under the section entitled "Pricing of Fund Shares" in the Prospectus, each Fund's net asset value per share for the purpose of pricing purchase and redemption orders is determined at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange is open for trading, with the exception of certain bank holidays. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day; and the following additional business holidays for the U.S. Government Fund: Columbus Day and Veterans Day.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectus. For further information about this form of payment please contact BISYS. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that (1) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to the Fund; and (3) adequate information will be provided concerning the basis and other matters relating to the securities.

         Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         The Funds may suspend redemption rights or postpone redemption payments (as well as suspend the recordation of the transfer of shares) for such periods as are permitted under the 1940 Act. The Funds may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Funds' responsibilities under the 1940 Act.

         In addition, the Funds may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder.

         All redemptions of shares of the Funds will be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Funds that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Funds make payment, in whole or in part, in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of a Fund to the detriment of its existing shareholders. In this event, the securities would be valued in the same manner as the securities of that Fund are valued. If the recipient were to sell such securities, he or she may incur brokerage or other transactional charges.

                             PORTFOLIO TRANSACTIONS

         Investment decisions for the Funds and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

         The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Funds' Board of Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. The reasonableness of such spreads or brokerage commissions will be evaluated by comparing spreads or commissions among brokers or dealers in consideration of the factors listed immediately above and research services described below.

         Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Under the 1940 Act, persons affiliated with the Funds or the Sponsor are prohibited from dealing with the Funds as a principal in the purchase and sale of securities except in limited situations permitted by SEC regulations, unless a permissive order allowing such transactions is obtained from the SEC.

         The Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by the Funds is not reduced because the Adviser and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Act"), the Adviser may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.


         For the fiscal year ended December 31,1998, the Equity Value Fund paid $233,932 and Small Company Value Fund paid $87,488 in brokerage commissions. [The U.S. Government Fund and the California Tax-Free Fund did not pay any brokerage commissions.] For the period ended December 31,1997, the Equity Value Fund paid $125,790 and Small Company Value Fund paid $60,034 in brokerage commissions. The U.S. Government Fund and California Tax-Free Fund did not pay any brokerage commissions. For the year ended March 31,1997, the Equity Value Fund paid $162,097 in brokerage commissions. The U.S. Government Fund and California Tax-Free Fund did not pay any brokerage commissions. For the period April 3, 1995 (commencement of investment operations) to March 31, 1996, the Equity Value Fund paid $84,000 in brokerage commissions. The U.S. Government Fund and California Tax-Free Fund did not pay any brokerage commissions.


Portfolio Turnover

         Changes may be made in the portfolio consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. Portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for the period and dividing it by the monthly average of the market value of such securities during the period. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less.


         For the fiscal year ended December 31, 1998, the Funds' annual portfolio turnover rates were: U.S. Government Fund 12.94%; California Tax-Free Fund 36.44%; Equity Value Fund 82.44%; and Small Company Value Fund 59.24%. For the fiscal year ended December 31, 1997 the Funds' annual portfolio turnover rates were: U.S. Government Fund 5.49%; California Tax-Free Fund 12.97%; Equity Value Fund 42.10%; and Small Company Value Fund 14.81%. For the fiscal year ended March 31, 1997, the Funds' annual portfolio turnover rates were: U.S. Government Fund 11.94%; California Tax-Free Fund 14.52%; and Equity Value Fund 77.65%. For the period April 3, 1995 (commencement of investment operations) to March 31, 1996, the Funds' annualized portfolio turnover rates were: U.S. Government Fund, 45.41%; California Tax-Free Fund, 93.90%; and Equity Value Fund, 62.76%.

             Taxation [To be Updated by Post-Effective Amendment]


         The Funds have elected to be treated and have qualified as regulated investment companies and intend to continue to qualify to be treated as regulated investment companies for each taxable year pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). In addition, a Fund earning tax-exempt interest must, in each year, distribute at least 90% of its net tax-exempt income. By meeting these requirements, the Funds generally will not be subject to Federal income tax on its investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income.

         Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and ( 3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31, of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         Some Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

         A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, a Fund may make a mark-to-market election with respect to certain PFIC stocks. If it does so, the special rules relating to the taxation of excess distributions will not apply. The result of such an election would be to accelerate the Fund's recognition of gains or losses due to changes in the prices of such stocks. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not invest in PFIC stock. Investors should consult their own tax advisors in this regard.

         Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. To the extent dividends received by a Fund are attributable to foreign corporations, a corporation that owns shares will not be entitled to the dividends-received deduction with respect to its pro rata portion of such dividends, since the dividends-received deduction is generally available only with respect to dividends paid by domestic corporations.

         Distributions of net long-term capital gains, if any, designated by the Funds as long-term capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the Funds' shares have been held by a shareholder. With the enactment of the Taxpayer Relief Act of 1997, capital gains derived from a disposition of assets held for more than one year but less than eighteen months are taxed at a maximum rate of 28 percent. Capital gains derived from a disposition of assets held for more than eighteen months are generally taxed at a maximum rate of 20 percent. If a Fund makes a distribution that is designed as a capital gains distribution, it will report to shareholders the extent to which such distribution includes 28% capital gains and 20% capital gains, based on the Fund's holding period for the security that generated the capital gain. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

         Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which nevertheless generally will be taxable to them.

         Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term 28 percent capital gains, long-term 20 percent gains, or short-term capital gains, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

         The taxation of equity options is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of a taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisors in this regard.

         Generally, the hedging transactions undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to stockholders.

         A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under the rules according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions. Investors should consult their own tax advisors in this regard.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. Investors should consult their own tax advisors in this regard.

         Income received by a Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to "pass-through" to its shareholders the amount of such foreign taxes paid by the Fund. Pursuant to this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund and would be entitled either to deduct his pro rata share of foreign taxes in computing his taxable income or, to the extent the Fund satisfies certain holding period and other requirements with respect to securities which have given rise to such foreign taxes, to use his pro rate share of the foreign taxes as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by a Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country, and (b) the portion of the dividend which represents income derived from foreign sources.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund. The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income.

         The Funds are required to report to the Internal Revenue Service ("IRS") all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if
(1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

         The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local income taxes in certain states. Shareholders should consult their tax advisers with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

         The California Tax-Free Fund. The Fund intends to manage its portfolio so that it will be eligible to pay "exempt-interest dividends" to shareholders. The Fund will so qualify if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state, municipal, and certain other securities, the interest on which is exempt from the regular Federal income tax. To the extent that the Fund's dividends distributed to shareholders are derived from such interest income and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their Social Security benefits and certain railroad retirement benefits. The Fund will inform shareholders annually as to the portion of the distributions from the Fund which constitute exempt-interest dividends. In addition, for corporate shareholders of each Fund, exempt-interest dividends may comprise part or all of an adjustment to alternative minimum taxable income. Exempt-interest dividends that are attributable to certain private activity bonds, while not subject to the regular Federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax.

         To the extent that a Fund's dividends are derived from its investment company taxable income (which includes interest on its temporary taxable investments and the excess of net short-term capital gain over net long-term capital loss), they are considered ordinary (taxable) income for Federal income tax purposes. Such dividends will not qualify for the dividends-received deduction for corporations. Distributions, if any, of net long-term capital gains (the excess of net long-term capital gain over net short-term capital loss) designated by a Fund as long-term 28 percent capital gain dividends or long-term 20 percent capital gain dividends are taxable to shareholders as long-term 28 percent capital gain or long-term 20 percent capital gain regardless of the length of time the shareholder has owned shares of the Fund.

         Upon redemption, sale or exchange of shares in the Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. The discussion above provides additional detail about the income tax consequences of disposing of Fund shares.

         Deductions for interest expense incurred to acquire or carry shares of the Fund may be subject to limitations that reduce, defer or eliminate such deductions. This includes limitations on deducting interest on indebtedness properly allocable to investment property (which may include shares of the Fund). In addition, a shareholder may not deduct a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company (such as one of the Funds) paying exempt-interest dividends. Such disallowance would be in an amount which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends, excluding net capital gain dividends received by the shareholder. Under rules issued by the IRS for determining when borrowed funds are considered used for purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

         Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code. Original issue discount on an obligation, the interest from which is exempt from Federal income tax, generally will constitute tax-exempt interest income.

         Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security having market discount will be treated as ordinary taxable income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

         Under California law, a mutual fund which qualifies as a regulated investment company generally must have at least 50% of its total assets in California state and local issues at the end of each quarter of its taxable year in order to be eligible to pay dividends which will be exempt from California personal income tax. Generally, shareholders who are California residents will not incur California personal income tax on the amount of exempt-interest dividends received by them from a Fund and derived from California state and local issues, whether taken in cash or reinvested in additional shares. Gain on the sale or redemption of Fund shares is subject to California personal income tax.

         Shareholders will normally be subject to California personal income tax on dividends paid from income derived from taxable securities and other taxable investments, and from securities issued by states other than California and on distribution of capital and other taxable gains.

         Each Fund will be required to report to the IRS all distributions of investment company taxable income and net capital gains and gross proceeds from the redemption or exchange of the Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds from the redemption or exchange of the Fund's shares may be subject to withholding of Federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish a Fund with their taxpayer identification numbers and with required certifications regarding their status under Federal income tax laws.

         Opinions relating to the validity of municipal securities and the exemption of interest thereon from Federal income tax are rendered by bond counsel to the issuers. The Funds, the Adviser and its affiliates, and the Funds' counsel make no review of proceedings relating to the issuance of state or municipal securities on the bases of such opinions.

         Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of one of these Funds since the acquisition of shares of the Fund may result in adverse tax consequences to them. In addition, all shareholders of a Fund should consult their tax advisers about the tax consequences to them of their investments in the Fund.

         Changes in the tax law, including provisions relating to tax-exempt income, frequently come under consideration. If such changes are enacted, the tax consequences arising from an investment in the California Tax-Free Fund may be affected. Since the Funds do not undertake to furnish tax advice, it is important for shareholders to consult their tax advisers regularly about the tax consequences to them of investing in one or more of the Funds.

                                OTHER INFORMATION

Capitalization


         The Trust is a Delaware business trust established under a Declaration of Trust dated January 6, 1995 and currently consists of five separately managed portfolios, all of which are discussed in this SAI.


         The capitalization of the Funds consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Funds (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Funds will not alter the rights of the shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

         In the event of a liquidation or dissolution of the Funds or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder.

Control Persons And Principal Holders Of Securities


         As of February 1, 1999, to the knowledge of the Administrator, the Officers and Trustees of the Trust, as a group, own less than 1% of the outstanding voting securities of each Fund. As of February 1, 1999, the following persons were known by the Fund to own of record 5% or more of the outstanding voting securities of each Fund.



U.S. Government Fund                                          Shares Owned                   Percentage Owned
--------------------                                          ------------                   ----------------
SBT & CO                                                        294,098.251                          9.97%  (2)
P.O. Box 8469
La Jolla, CA 92038

SBT & CO                                                        168,748.268                          5.72%  (2)
Reinvest Account
P.O. Box 8469
La Jolla, CA 92038

Thomas & Donna Sefton CRUT                                      409,037.924                         13.87%
333 S. Hope Street
Los Angeles, CA 90071

Sefton CRUT                                                     515,035.791                         17.47%
333 S. Hope Street
Los Angeles, CA 90071

SBT & CO                                                        869,909.957                         29.51%  (1)(2)
FBO SCM/MGD
Reinvest Account
P.O. Box 8469
La Jolla, CA 92038

CORELINK Financial, Inc.                                        629,206.080                         21.35%  (2)
1855 Gateway Blvd.
Concord, CA 94524


California Tax-Free Fund                                      Shares Owned                   Percentage Owned
------------------------                                      ------------                   ----------------

SBT & CO                                                        286,881.598                          9.23% (2)
Reinvest Account
P.O. Box 8469
La Jolla, CA 92038

SBT & CO                                                        832,907.486                         26.82% (1)(2)
FBO SCM/MGD
Reinvest Account
P.O. Box 8469
La Jolla, CA 92038

CORELINK Financial, Inc.                                      1,766,805.703                         56.89% (1)(2)
1855 Gateway Blvd.
Concord, CA 94524

Equity Value Fund                                             Shares Owned                   Percentage Owned
-----------------                                             ------------                   ----------------

SBT & CO                                                         435,337.845                         8.91%  (2)
P.O. Box 8469
La Jolla, CA 92038

SBT & CO                                                       1,860,624.252                        38.08%  (1)(2)
FBO SCM/MGD
Reinvest Account
P.O. Box 8469
La Jolla, CA 92038

CORELINK Financial, Inc.                                       2,110,123.705                        43.18%  (1)(2)
1855 Gateway Blvd.
Concord, CA 94524

Small Company Value Fund                                      Shares Owned                   Percentage Owned
------------------------                                      ------------                   ----------------

SBT & CO                                                         226,045.747                         6.84%  (2)
P.O. Box 8469
La Jolla, CA 92038

SBT & CO                                                         242,375.088                         7.34%  (2)
Reinvest Account
P.O. Box 8469
La Jolla, CA 92038

SBT & CO                                                         633,395.430                        19.18%  (2)
FBO SCM/MGD
Reinvest Account
P.O. Box 8469
La Jolla, CA 92038

CORELINK Financial, Inc.                                       2,078,582.088                        62.94%  (1)(2)
1855 Gateway Blvd.
Concord, CA 94524

---------------
(1) Accountholder may be deemed to have "control" as that term is defined under the 1940 Act.
(2)  Accountholder disclaims beneficial ownership.

Voting Rights


         Under the Declaration of Trust, the Funds are not required to hold annual meetings of shareholders to elect Trustees or for other purposes. It is not anticipated that the Funds will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Funds. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Funds may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Funds. To the extent required by applicable law, the Trustees shall assist shareholders who seek to remove any person serving as Trustee.


         The Funds' shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by the Fund, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Funds voting together in the aggregate without regard to a particular Fund.


         Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in the Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Funds) means the vote of the lesser of: (1) 67% of the shares of a Fund (or the Funds) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of a Fund (or the Funds).


Custodian And Transfer Agent

         Union Bank of California, ("UBC") is the Funds' custodian. Pursuant to a Custodian Agreement, UBC is responsible for holding the Funds' cash and portfolio securities.


         BISYS Fund Services, Inc. serves as Transfer Agent for the Funds.


Yield And Performance Information

         The Funds may, from time to time, include their yields, effective yields, tax equivalent yields and average annual total returns in advertisements or reports to shareholders or prospective investors.

         Quotations of yield for the Funds will be based on the investment income per share earned during a particular 30-day period, less expenses accrued during a period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                  YIELD  =  2 [ (  a - b  + 1 )/6/ - 1 ]
                                  -------
                                     cd

          where:      a    =   dividends and interest earned during the period.
                      b    =   expenses accrued for the period (net of any
                               reimbursements).
                      c    =   the average daily number of shares outstanding
                               during the period that were entitled to receive
                               dividends.
                      d    =   the maximum offering price per share on the last
                               day of the period.


         For the period ended December 31, 1998, the 30-day yield for the U.S. Government Fund was 4.91%.


         Quotations of tax-equivalent yield for the California Tax-Free Fund will be calculated by: (a) dividing the portion of the Fund's yield that is exempt from both federal and California state income taxes by one minus a stated combined federal and state income tax rate; (b) dividing the portion of the Fund's yield that is exempt from federal income tax only by one minus a stated federal income tax rate, and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the Fund's yield that is not exempt from federal income tax.


         Based on the foregoing calculations, the 30-day yield and tax-equivalent yield of the California Tax-Free Fund for the period ended December 31, 1998 were 3.49% and 7.83%. Tax-equivalent yield is based upon the combined state and federal tax rate assumptions of 44.7%.

         Taxable equivalent yield is the yield that an investment, subject to both Federal and California personal income taxes, would need to earn in order to equal, on an after-tax basis, the yield on an investment exempt from such taxes (normally calculated assuming the maximum combined Federal and California marginal tax rate). A taxable equivalent yield quotation for a Fund will be higher than the yield or the effective yield quotations for a Fund.

         The following table shows how to translate the yield of an investment that is exempt from both Federal and California personal income taxes into a taxable equivalent yield for the 1997 taxable year. The last four columns of the table show approximately how much a taxable investment would have to yield in order to generate an after-tax (Federal and California personal income taxes) yield of 5%, 6%, 7% or 8%. For example, the table shows that a married taxpayer filing a joint return with taxable income of $50,000 would have to earn a yield of approximately 10.34% before Federal and California personal income taxes in order to earn a yield after such taxes of 7%.


         1997 Taxable Year [To be Updated by Post-Effective Amendment]
            Taxable Equivalent Yield Table - Federal and California
                            Personal Income Taxes*

                                                                        To Equal Hypothetical Tax-Free Yield of 5%, 6%,
                                                                          7% or 8% A Taxable Investment Would Have To
                   Taxable Income(1)                                                  Yield Approximately
                                                           Combined
                                        Married          Marginal Tax
          Single                     Filing Jointly       Rate(2)(3)        5%         6%         7%           8%
          ------                     --------------       ----------        --         --         --           --
                                 $23,776 -      $37,522     18.40%           6.13%      7.35%       8.58%          9.80%
     $18,761  -      $26,045     $37,522 -      $52,090     32.32%           7.39%      8.87%      10.34%         11.82%
     $26,045  -      $32,916     $52,090 -      $65,832     33.76%           7.55%      9.06%      10.57%         12.08%
     $32,916  -      $59,750     $65,832 -      $99,600     34.70%           7.66%      9.19%      10.72%         12.25%
     $59,750  -     $124,650     $99,600 -     $151,750     37.42%           7.99%      9.59%      11.19%         12.78%
    $124,650  -     $271,050    $151,750 -     $271,050     41.95%           8.61%     10.34%      12.06%         13.78%
               over $271,050              over $271,050     45.22%           9.13%     10.95%      12.78%        14.60%

---------------
(1)      Assuming the Federal alternative minimum tax is not applicable.
(2) The combined marginal rates were calculated using Federal tax rate tables for the 1997 taxable year and California tax rate tables for the 1997 taxable year. The Federal and California tax rate tables are indexed each year to reflect changes in the Consumer Price Index and the California Price Index, respectively.
(3) The combined Federal and California personal income tax marginal rates assume that California income taxes are fully deductible for Federal income tax purposes as an itemized deduction. However, the ability to deduct itemized deductions (including state income taxes) for Federal income tax purposes is limited for those taxpayers whose Federal adjusted gross income for 1997 exceeds $121,200 ($60,600 in the case of a married individual filing a separate return).

* This chart is prepared for general information purposes only. Tax equivalent yields are a useful tool in determining the benefits of a tax-exempt investment; however, tax equivalent yields should not be regarded as determinative of the desirability of such an investment. In addition, this chart is based on a number of assumptions which may not apply in each individual case. An investor should therefore consult a competent tax adviser regarding tax equivalent yields in individual circumstances.

         Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                  P ( l + T )/n/  =  ERV

         where:       P      =   a hypothetical initial payment of $1,000.
                      T      =   the average annual total return.
                      n      =   the number of years.
                      ERV    =   the ending redeemable value of a hypothetical
                                 $1,000 payment made at the beginning of the period.

         All total return figures will reflect a proportional share of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid.


         The following table sets forth the average annual total returns for the U.S. Government Fund, California Tax-Free Fund, Equity Value Fund and Small Company Value Fund for the fiscal year ended December 31, 1998.



                                                                              Since Inception           One Year
                                                                              ---------------           --------
U.S. Government Fund - (inception April 3, 1995)...................                7.82%                  7.42%
California Tax-Free Fund - (inception April 3, 1995)...............                7.30%                  6.11%
Equity Value Fund - (inception April 3, 1995)......................               15.60%                 -9.40%
Small Company Value Fund - (inception June 30, 1997)...............               -6.75%                -15.69%


         Quotations of yield and total return will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Yield and total return for the Funds will vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         In connection with communicating its yields or total return to current or prospective shareholders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Independent Accountants


PricewaterhouseCoopers LLP serves as the independent accountants for the Funds. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. PricewaterhouseCoopers LLP's address is 200 E. Randolph Drive, Chicago, IL 60601.

Counsel


         Paul, Weiss, Rifkind, Wharton & Garrison serves as counsel to the Funds and also from time to time provides advice to the Adviser in its capacity as investment adviser to the Funds.


Registration Statement


         This SAI and the Prospectus and Owner's Manual do not contain all the information included in the Funds' Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.


         Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         The audited financial statements for the Trust and the notes thereto appearing in the most current fiscal year Annual Report to shareholders are incorporated in this Statement of Additional Information by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Trust's independent accountants, PricewaterhouseCoopers LLP, whose report thereon dated _______________, 1999, is also incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. Additional copies of the Annual Report may be obtained at no charge by telephoning the Trust at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX

Description of Moody's Bond Ratings:

         Excerpts from Moody's description of its four highest bond ratings are listed as follows: Aaa - judged to be the best quality and they carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally know as high grade bonds; A - possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa - considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. This group is the lowest which qualifies for investment grade. Other Moody's bond descriptions include: Ba - judged to have speculative elements, their future cannot be considered as well assured; B - generally lack characteristics of the desirable investment; Caa - are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca - speculative in a high degree, often in default; C - lowest rated class of bonds, regarded as having extremely poor prospects.

         Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

Description of S&P's Bond Ratings:

         Excerpts from S&P's description of its four highest bond ratings are listed as follows: AAA - highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA - also qualify as high grade obligations, having a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A - regarded as upper medium grade, having a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB - regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for investment grade. BB, B, CCC, CC - predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and CC the lowest within the speculative rating categories.

         S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

Description of Moody's Ratings of Notes and Variable Rate Demand Instruments:

         Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

         MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample although not as large as in the preceding group.

Description of Moody's Tax-Exempt Commercial Paper Ratings:

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations which have an original maturity not exceeding nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Trust may invest.

         Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

         Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations.

Description of S&P's Ratings for Municipal Bonds:

Investment Grade

         AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

         A: Debt rated "A" has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

         BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

         D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of S&P's Ratings for Investment Grade Municipal Notes and Short-Term Demand Obligations:

         SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

Description of S&P's Ratings for Demand Obligations and Tax-Exempt Commercial
Paper:

         An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Trust may invest are as follows:

         A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation.

         A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                                   PART C.

                               OTHER INFORMATION


Item 23.   Exhibits.




           Exhibit
           Number            Description of Exhibit
           ------            ----------------------
           (a)(1)            -- Trust Instrument./(1)(3)/
           (a)(2)            -- Amendment to Trust Instrument./(3)/
           (b)               -- Bylaws of Registrant./(1)/
           (c)               -- None.
           (d)(1)            -- Form of Master Investment Advisory Contract and Supplements between Registrant and Sefton Capital
                                Management, Inc./(1)(6)(7)/
           (d)(2)            -- Form of Master Administration Agreement and Supplements between Registrant and BISYS Fund
                                Services Limited Partnership./(4)(5)/
           (e)               -- Form of Master Distribution Agreement and Supplements between Registrant and BISYS Fund Services
                                Limited Partnership./(4)/
           (f)               -- None.
           (g)               -- Form of Custodian Contract between Registrant and Union Bank of California, N.A./(6)/
           (h)(1)            -- Form of Transfer Agency Agreement between Registrant and BISYS Fund Services, Inc./(4)/
           (h)(2)            -- Form of Fund Accounting Agreement between Registrant and BISYS Fund Services, Inc./(4)/
           (i)               -- Consent of Paul, Weiss, Rifkind, Wharton & Garrison./(8)/
           (j)               -- Consent of PricewaterhouseCoopers LLP./(8)/
           (k)               -- None.
           (l)               -- Subscription Agreement./(2)/
           (m)               -- None.


           Exhibit
           Number            Description of Exhibit
           ------            ----------------------
           (n)               -- Financial Data Schedule./(8)/
           (o)               -- None.

 Other Exhibits
           A                 -- Power of Attorney./(4)/


* Incorporated by reference to the Registrant's Annual Report filed with the Securities and Exchange Commission on May 30, 1997.
(1) Filed as an Exhibit to Registrant's Initial Registration Statement on Form N-1A on January 13, 1995 and incorporated herein by reference.
(2) Filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on March 20, 1995 and incorporated herein by reference.
(3) Filed as an Exhibit to Registrant's Post-Effective Amendment No. 2 to the Registration Statement on July 12, 1996 and incorporated herein by reference.
(4) Filed as an Exhibit to Registrant's Post-Effective Amendment No. 3 to the Registration Statement on April 16, 1997 and incorporated herein by reference.
(5) Filed as an Exhibit to Registrant's Post-Effective Amendment No. 4 to the Registration Statement on June 30, 1997 and incorporated herein by reference.

(6) Filed as an Exhibit to Registrant's Post-Effective Amendment No. 5 to the Registration Statement on November 20, 1997 and incorporated herein by reference.
(7) Filed as an Exhibit to Registrant's Post-Effective Amendment No. 6 on April 29,1998 and incorporated herein by reference.
(8) To be filed by Post-Effective Amendment.

Item 24.  Persons Controlled by or Under Common Control with the Fund.

       None.




Item 25.  Indemnification.


       As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Article X of the Registrant's Trust Instrument (Exhibit 1(a) to this Registration Statement) and Section 4 of the Master Investment Advisory Contract and Supplements (Exhibit 5(a) to the Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

       Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

       The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

       Section 4 of the Master Investment Advisory Contract (Exhibit 5(a) to the Registration Statement) and Section 3 of the Master Administration Contract (Exhibit 5(b) to the Registration Statement) and Section 10 of the Master Distribution Contract (Exhibit 6 to this Registration Statement) limit the liability of Sefton Capital Management, Inc. and BISYS, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

       The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust, By-Laws, Investment Advisory Contract and Distribution Contract in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.


Item 26.  Business and Other Connections of  the Investment Adviser.


       Sefton Capital Management, Inc. provides investment advisory services to the Funds pursuant to an Advisory Agreement with the Trust. The adviser was formed in 1994.

       The executive officers of Sefton Capital Management, Inc. and such executive officers' and directors' positions during the past 2 years are as follows:


     Name and Position                               Other Businesses
     -----------------                               ----------------
     Harley Knox Sefton,                             President, First Interstate Capital Management, Inc.
     President and Chief Executive Officer           and San Diego Financial Capital Management, Inc.

     Theodore James Piorkowski,                      Vice President and Portfolio Manager,
     Vice President and Fund Manager                 First Interstate Capital Management

     Lorraine Aulani Capossere,                      Assistant Vice President and Operations Manager,
     Vice President and Chief Operating Officer      First Interstate Capital Management, Inc.

     Jennifer Jones Sefton,                          Senior Accountant, Steres Alpert & Carne
     Vice President and Chief Financial Officer

     Thomas Charles Bowden,                          Vice President and Portfolio Manager,
     Vice President and Fund Manager                 First Interstate Capital Management, Inc.

     Leif Otto Sanchez,                              Vice President and Portfolio Manager,
     Vice President and Fund Manager                 First Interstate Capital Management, Inc.

     Alan Ashwell Lordi,                             Managing Director, Furman Selz LLC
     Vice President and Portfolio Manager


Item 27.  Principal Underwriters.

(a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

Alpine Equity Trust
The ARCH Fund, Inc.
American Performance Funds
AmSouth Mutual Funds
The BB&T Mutual Funds Group
The Coventry Group
ESC Strategic Funds, Inc.
The Eureka Funds
Governor Funds
Gradison Custodian Trust
Gradison Growth Trust
Gradison-McDonald Cash Reserves Trust
Gradison-McDonald Municipal Custodian Trust
Fifth Third Funds
Hirtle Callaghan Trust
HSBC Funds Trust and HSBC Mutual Funds Trust
INTRUST Funds Trust
The Infinity Mutual Funds, Inc.
The Kent Funds
Magna Funds
Meyers Investment Trust
MMA Praxis Mutual Funds
M.S.D.&T. Funds
Pacific Capital Funds
The Parkstone Advantage Funds
Pegasus Funds
Puget Sound Alternative Investment Series Trust
Republic Advisor Funds Trust
Republic Funds Trust
The Riverfront Funds, Inc.
Sefton Funds Trust
The Sessions Group
SSgA Liquidity Fund
Summit Investment Trust
Variable Insurance Funds
The Victory Portfolios
The Victory Variable Insurance Funds
Vintage Mutual Funds, Inc.



(b)


Name and Principal Business Address     Positions and Offices with Underwriter   Positions and Offices with Fund
-------------------------------------   --------------------------------------   -------------------------------
WC Subsidiary Corporation               Sole Limited Partner                                 None
150 Clove Road
Little Falls, NJ 07424

BISYS Fund Services, Inc.               Sole General Partner                                 None
3435 Stelzer Road
Columbus, OH 43219

          (c)  Not applicable.


Item 28.  Location of Accounts and Records.


       All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained at the offices of:

       (1)  Records relating to management and investment advisory functions:

            Sefton Capital Management
            2550 Fifth Avenue, Suite 808
            San Diego, California 92103

       (2)  Records relating to administration and distribution functions:

            BISYS Fund Services Limited Partnership
            3435 Stelzer Road,
            Columbus, Ohio, 43219

       (3) Records relating to fund accounting and registrar/transfer agency functions:

            BISYS Fund Services, Inc.
            3435 Stelzer Road,
            Columbus, Ohio, 43219

       (4)  Records relating to custodial functions:

            Union Bank of California, N.A.
            475 Sansome Street
            San Francisco, California 94111


Item 29.  Management Services.


       Not applicable.



Item 30.  Undertakings.


          (a) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the removal of a trustee if requested to do so by the holders of at least 10% of the Registrant's outstanding shares.

          (b) Registrant undertakes to provide the support to shareholders specified in Section 16(c) of the 1940 Act as though that section applied to the Registrant.

          (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered, a copy of the Registrant's latest annual report to Shareholders upon request and without charge.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 7 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego and State of California, on February 12, 1999.


                                         SEFTON FUNDS TRUST
                                         (Registrant)


                                         By: /s/ Harley K. Sefton
                                             --------------------------
                                                 Harley K. Sefton
                                                 President



Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 7 to Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.




     Signatures                             Title                              Date
     ----------                             -----                              ----
/s/ Harley K. Sefton            Chairman, President and Trustee          February 12, 1999
--------------------------
Harley K. Sefton

Grace Evans Cherashore*                    Trustee                       February 12, 1999
--------------------------
Grace Evans Cherashore

Gordon T. Frost, Jr.*                      Trustee                       February 12, 1999
--------------------------
Gordon T. Frost, Jr.

John J. Pileggi*                           Trustee                       February 12, 1999
--------------------------
John J. Pileggi

/s/ Paul Kane                   Vice President and Treasurer             February 12, 1999
--------------------------      (Principal Financial Officer)
Paul Kane

/s/ Harley K. Sefton
-------------------------
Harley K. Sefton
Attorney-in-fact

* Pursuant to Power of Attorney filed as an exhibit to Registrant's Post-Effective Amendment No. 3 to the Registration Statement on April 16, 1997 and incorporated herein by reference.

VIA EDGAR

February 12, 1999

Securities and Exchange Committee
450 Fifth Street NW
Washington, DC   20549

Re:  Sefton Funds Trust.
     File Nos: 33-88568/811-8948

Ladies and Gentlemen:

     On behalf of Sefton Funds Trust (the "Trust") enclosed herewith for filing by direct transmission is Post-Effective Amendment No. 7 to the Trust's Registration Statement on Form N-1A. This filing is made pursuant to Rule 485(a) under the Securities Act of 1933, as amended.

     This Amendment is being filed to comply with the Commission's revisions to Form N-1A. Please note that the Prospectus is not marked to show changes from previous filings inasmuch as the document has been effectively rewritten. In addition, the Trust has elected to use, and has filed herewith, an Owner's Manual. The Statement of Additional Information has been marked to show revisions from the Trust's filing dated on April 30, 1998. Updated performance and financial information will be provided by a post-effective amendment filed pursuant to Rule 485(b) prior to the effective date of this Amendment.

     We request selective review of this Amendment and refer the staff to Pacific Capital Funds Registration Statement on Form N-1A, Registration Nos. 33-57684; 811-7474 (Accession Number 0000950152-98-007654) filed with the
Commission on September 16, 1998. The Trust's Prospectus is based substantially on the same template that was used to draft the Pacific Capital Funds Prospectuses that the Commission has already reviewed. The Trust's filing differs from the Pacific Capital Funds filing in that the Trust has also filed an Owner's Manual herewith.

     Questions or comments in connection with this filing should be sent to my attention at BISYS Fund Services, 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219-8001, ((614) 470-8656) or to Thomas Majewski, Paul, Weiss, Rifkind, Wharton and Garrison, 1285 Avenue of the Americas, New York, New York 10019-60604, ((212) 373-3539.)



Very truly yours,

/s/ MANDERLEY RUSH

Manderley Rush
Assistant Secretary to the Trust